FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$43,653,167	$151,050,298	$1,336,201,522	$1,537,359,162	$667,540,078
Net Assets	$43,653,167	$151,050,298	$1,336,201,522	$1,537,359,162	$667,540,078

NET ASSETS, representing:
Accumulation units	$43,653,167	$151,050,298	$1,336,201,522	$1,537,359,162	$667,540,078
	$43,653,167	$151,050,298	$1,336,201,522	$1,537,359,162	$667,540,078

Units outstanding	25,128,467	22,866,637	43,407,074	86,155,979	50,161,833

Portfolio shares held	4,365,317	9,645,613	13,622,199	34,829,161	16,827,327
Portfolio net asset value per share	$10.00	$15.66	$98.09	$44.14	$39.67
Investment in portfolio shares, at cost	$43,653,167	$113,369,847	$317,492,980	$549,159,886	$242,376,474

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$19,142	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	259,170	918,331	7,614,563	8,897,465	3,890,651
Reimbursement for excess expenses	—	(27,664)	(719,572)	(3,080,652)	(1,066,710)
NET EXPENSES	259,170	890,667	6,894,991	5,816,813	2,823,941

NET INVESTMENT INCOME (LOSS)	(240,028)	(890,667)	(6,894,991)	(5,816,813)	(2,823,941)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,377,703	64,586,489	62,762,468	29,529,993
Net change in unrealized appreciation (depreciation) on investments	—	(3,639,197)	169,502,298	173,889,584	52,068,376
NET GAIN (LOSS) ON INVESTMENTS	—	(1,261,494)	234,088,787	236,652,052	81,598,369

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(240,028)	$(2,152,161)	$227,193,796	$230,835,239	$78,774,428
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$205,981,520	$67,017,864	$49,730,107	$639,895,786	$152,781,995
Net Assets	$205,981,520	$67,017,864	$49,730,107	$639,895,786	$152,781,995

NET ASSETS, representing:
Accumulation units	$205,981,520	$67,017,864	$49,730,107	$639,895,786	$152,781,995
	$205,981,520	$67,017,864	$49,730,107	$639,895,786	$152,781,995

Units outstanding	16,351,417	9,485,642	2,925,605	47,348,255	24,032,743

Portfolio shares held	4,323,710	10,047,656	1,449,857	5,690,492	2,688,877
Portfolio net asset value per share	$47.64	$6.67	$34.30	$112.45	$56.82
Investment in portfolio shares, at cost	$84,105,740	$52,362,806	$49,352,039	$216,018,484	$55,546,841

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	1,149,860	396,718	287,598	3,438,305	881,621
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	1,149,860	396,718	287,598	3,438,305	881,621

NET INVESTMENT INCOME (LOSS)	(1,149,860)	(396,718)	(287,598)	(3,438,305)	(881,621)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,482,368	768,816	(295,968)	20,428,171	4,809,918
Net change in unrealized appreciation (depreciation) on investments	39,682,392	4,275,434	10,864,414	122,028,324	19,386,116
NET GAIN (LOSS) ON INVESTMENTS	46,164,760	5,044,250	10,568,446	142,456,495	24,196,034

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$45,014,900	$4,647,532	$10,280,848	$139,018,190	$23,314,413
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$17,667,749	$607,387,064	$119,482,420	$22,883,448	$99,696,009
Net Assets	$17,667,749	$607,387,064	$119,482,420	$22,883,448	$99,696,009

NET ASSETS, representing:
Accumulation units	$17,667,749	$607,387,064	$119,482,420	$22,883,448	$99,696,009
	$17,667,749	$607,387,064	$119,482,420	$22,883,448	$99,696,009

Units outstanding	3,661,307	41,434,712	8,079,453	9,004,517	14,135,764

Portfolio shares held	1,257,491	4,106,741	1,980,153	1,429,322	1,770,485
Portfolio net asset value per share	$14.05	$147.90	$60.34	$16.01	$56.31
Investment in portfolio shares, at cost	$15,367,605	$99,761,403	$36,248,536	$20,309,386	$50,475,529

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$139,053	$93,492

EXPENSES
Charges for mortality and expense risk	109,715	3,526,896	697,300	143,151	561,078
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	109,715	3,526,896	697,300	143,151	561,078

NET INVESTMENT INCOME (LOSS)	(109,715)	(3,526,896)	(697,300)	(4,098)	(467,586)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	1,536,209	4,696,624
Net realized gain (loss) on shares redeemed	230,759	36,476,484	4,819,650	314,583	2,867,263
Net change in unrealized appreciation (depreciation) on investments	(840,745)	50,437,207	21,088,822	(1,652,381)	9,664,350
NET GAIN (LOSS) ON INVESTMENTS	(609,986)	86,913,691	25,908,472	198,411	17,228,237

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(719,701)	$83,386,795	$25,211,172	$194,313	$16,760,651
The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	PSF Small-Cap Value Portfolio (Class I)	PSF Mid-Cap Growth Portfolio (Class I)	PSF International Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$103,551,014	$30,321,844	$14,227,258	$22,574,998	$7,611,783
Net Assets	$103,551,014	$30,321,844	$14,227,258	$22,574,998	$7,611,783

NET ASSETS, representing:
Accumulation units	$103,551,014	$30,321,844	$14,227,258	$22,574,998	$7,611,783
	$103,551,014	$30,321,844	$14,227,258	$22,574,998	$7,611,783

Units outstanding	10,646,835	4,793,467	3,224,900	2,699,170	1,909,682

Portfolio shares held	1,304,826	2,218,131	396,302	736,782	551,978
Portfolio net asset value per share	$79.36	$13.67	$35.90	$30.64	$13.79
Investment in portfolio shares, at cost	$49,112,430	$17,167,964	$6,486,294	$6,953,806	$3,865,629

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	PSF Small-Cap Value Portfolio (Class I)	PSF Mid-Cap Growth Portfolio (Class I)	PSF International Growth Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$509,266	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	577,902	174,649	81,285	133,944	44,390
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	577,902	174,649	81,285	133,944	44,390

NET INVESTMENT INCOME (LOSS)	(577,902)	334,617	(81,285)	(133,944)	(44,390)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	13,260,212	—	—	—	—
Net realized gain (loss) on shares redeemed	3,930,175	794,661	644,940	1,040,065	238,292
Net change in unrealized appreciation (depreciation) on investments	3,191,047	4,899,365	2,440,949	1,201,297	619,749
NET GAIN (LOSS) ON INVESTMENTS	20,381,434	5,694,026	3,085,889	2,241,362	858,041

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$19,803,532	$6,028,643	$3,004,604	$2,107,418	$813,651
The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,410,827	$5,869,093	$4,744,097	$9,736,484	$17,201,995
Net Assets	$10,410,827	$5,869,093	$4,744,097	$9,736,484	$17,201,995

NET ASSETS, representing:
Accumulation units	$10,410,827	$5,869,093	$4,744,097	$9,736,484	$17,201,995
	$10,410,827	$5,869,093	$4,744,097	$9,736,484	$17,201,995

Units outstanding	165,639	225,820	104,355	210,099	1,220,095

Portfolio shares held	137,782	136,936	47,684	118,319	1,094,971
Portfolio net asset value per share	$75.56	$42.86	$99.49	$82.29	$15.71
Investment in portfolio shares, at cost	$3,709,585	$2,934,838	$1,764,821	$3,473,890	$14,398,668

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	60,724	33,223	27,510	61,128	105,709
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	60,724	33,223	27,510	61,128	105,709

NET INVESTMENT INCOME (LOSS)	(60,724)	(33,223)	(27,510)	(61,128)	(105,709)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	642,222	390,679	411,808	716,849	251,442
Net change in unrealized appreciation (depreciation) on investments	934,625	982,700	364,934	(277,150)	(447,115)
NET GAIN (LOSS) ON INVESTMENTS	1,576,847	1,373,379	776,742	439,699	(195,673)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,516,123	$1,340,156	$749,232	$378,571	$(301,382)

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio	AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$6,534,824	$9,942,536	$2,173,662	$9,080,933	$38,058,219
Net Assets	$6,534,824	$9,942,536	$2,173,662	$9,080,933	$38,058,219

NET ASSETS, representing:
Accumulation units	$6,534,824	$9,942,536	$2,173,662	$9,080,933	$38,058,219
	$6,534,824	$9,942,536	$2,173,662	$9,080,933	$38,058,219

Units outstanding	267,328	383,987	108,856	527,124	3,240,114

Portfolio shares held	313,872	384,922	103,854	497,041	1,657,588
Portfolio net asset value per share	$20.82	$25.83	$20.93	$18.27	$22.96
Investment in portfolio shares, at cost	$3,254,420	$4,874,651	$1,515,776	$5,354,653	$31,314,595

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio	AST International Value Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	37,146	57,404	13,250	54,574	230,029
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	37,146	57,404	13,250	54,574	230,029

NET INVESTMENT INCOME (LOSS)	(37,146)	(57,404)	(13,250)	(54,574)	(230,029)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	87,631	405,958	104,747	433,305	231,884
Net change in unrealized appreciation (depreciation) on investments	613,027	750,789	31,595	568,656	2,540,448
NET GAIN (LOSS) ON INVESTMENTS	700,658	1,156,747	136,342	1,001,961	2,772,332

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$663,512	$1,099,343	$123,092	$947,387	$2,542,303
The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2021

SUBACCOUNT
AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,994,811
Net Assets	$1,994,811

NET ASSETS, representing:
Accumulation units	$1,994,811
$1,994,811

Units outstanding	146,463

Portfolio shares held	99,393
Portfolio net asset value per share	$20.07
Investment in portfolio shares, at cost	$1,746,815

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

SUBACCOUNT
AST Cohen & Steers Realty Portfolio
2/22/2021*
to
12/31/2021

INVESTMENT INCOME
Dividend income	$—

EXPENSES
Charges for mortality and expense risk	4,369
Reimbursement for excess expenses	—
NET EXPENSES	4,369

NET INVESTMENT INCOME (LOSS)	(4,369)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	2,747
Net change in unrealized appreciation (depreciation) on investments	247,996
NET GAIN (LOSS) ON INVESTMENTS	250,743

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$246,374

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(240,028)	$(890,667)	$(6,894,991)	$(5,816,813)	$(2,823,941)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,377,703	64,586,489	62,762,468	29,529,993
Net change in unrealized appreciation (depreciation) on investments	—	(3,639,197)	169,502,298	173,889,584	52,068,376
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(240,028)	(2,152,161)	227,193,796	230,835,239	78,774,428

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,538,800	3,280,959	10,856,152	18,076,489	9,364,747
Policy loans	(715,599)	(882,572)	(9,121,293)	(10,403,436)	(4,162,657)
Policy loan repayments and interest	3,420,908	1,594,240	13,076,204	17,210,842	6,977,317
Surrenders, withdrawals and death benefits	(6,226,897)	(5,864,613)	(61,233,431)	(69,857,671)	(36,126,519)
Net transfers between other subaccounts
or fixed rate option	2,893,205	(1,418,250)	(17,004,707)	(30,627,378)	(10,021,121)
Miscellaneous transactions	13,388	(2,592)	(538,227)	(542,293)	(182,025)
Other charges	(2,622,245)	(3,359,435)	(14,529,981)	(21,205,703)	(10,529,775)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	301,560	(6,652,263)	(78,495,283)	(97,349,150)	(44,680,033)

TOTAL INCREASE (DECREASE) IN NET ASSETS	61,532	(8,804,424)	148,698,513	133,486,089	34,094,395

NET ASSETS
Beginning of period	43,591,635	159,854,722	1,187,503,009	1,403,873,073	633,445,683
End of period	$43,653,167	$151,050,298	$1,336,201,522	$1,537,359,162	$667,540,078

Beginning units	24,997,437	23,932,402	46,331,815	93,941,733	53,836,688
Units issued	4,222,102	481,999	296,098	174,190	177,626
Units redeemed	(4,091,072)	(1,547,764)	(3,220,839)	(7,959,944)	(3,852,481)
Ending units	25,128,467	22,866,637	43,407,074	86,155,979	50,161,833
The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(1,149,860)	$(396,718)	$(287,598)	$(3,438,305)	$(881,621)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,482,368	768,816	(295,968)	20,428,171	4,809,918
Net change in unrealized appreciation (depreciation) on investments	39,682,392	4,275,434	10,864,414	122,028,324	19,386,116
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	45,014,900	4,647,532	10,280,848	139,018,190	23,314,413

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,683,766	1,425,482	878,509	7,148,610	2,559,508
Policy loans	(1,582,031)	(517,909)	(504,695)	(3,687,143)	(1,047,075)
Policy loan repayments and interest	2,075,728	701,466	994,557	4,037,211	1,309,961
Surrenders, withdrawals and death benefits	(8,692,595)	(2,777,451)	(2,702,715)	(19,960,909)	(5,698,202)
Net transfers between other subaccounts
or fixed rate option	(426,095)	174,074	(824,454)	8,272,845	(234,355)
Miscellaneous transactions	(95,336)	(17,656)	(68,626)	(191,102)	(27,950)
Other charges	(4,009,362)	(1,403,177)	(762,887)	(9,665,653)	(2,546,503)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(9,045,925)	(2,415,171)	(2,990,311)	(14,046,141)	(5,684,616)

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,968,975	2,232,361	7,290,537	124,972,049	17,629,797

NET ASSETS
Beginning of period	170,012,545	64,785,503	42,439,570	514,923,737	135,152,198
End of period	$205,981,520	$67,017,864	$49,730,107	$639,895,786	$152,781,995

Beginning units	17,105,364	9,806,902	3,114,771	47,815,202	24,995,061
Units issued	183,329	205,230	57,055	1,857,997	240,803
Units redeemed	(937,276)	(526,490)	(246,221)	(2,324,944)	(1,203,121)
Ending units	16,351,417	9,485,642	2,925,605	47,348,255	24,032,743
The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(109,715)	$(3,526,896)	$(697,300)	$(4,098)	$(467,586)
Capital gains distributions received	—	—	—	1,536,209	4,696,624
Net realized gain (loss) on shares redeemed	230,759	36,476,484	4,819,650	314,583	2,867,263
Net change in unrealized appreciation (depreciation) on investments	(840,745)	50,437,207	21,088,822	(1,652,381)	9,664,350
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(719,701)	83,386,795	25,211,172	194,313	16,760,651

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	447,120	7,885,014	904,259	827,291	2,526,959
Policy loans	(100,323)	(5,680,518)	(773,977)	(262,536)	(873,601)
Policy loan repayments and interest	214,486	5,180,390	1,202,986	268,168	767,904
Surrenders, withdrawals and death benefits	(724,752)	(28,841,455)	(5,565,510)	(932,682)	(4,314,738)
Net transfers between other subaccounts
or fixed rate option	(822,834)	(6,926,122)	(31,757)	394,630	(451,440)
Miscellaneous transactions	2,132	(69,963)	(61,389)	(3,829)	(16,592)
Other charges	(345,886)	(10,418,155)	(1,144,504)	(735,534)	(2,568,986)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,330,057)	(38,870,809)	(5,469,892)	(444,492)	(4,930,494)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,049,758)	44,515,986	19,741,280	(250,179)	11,830,157

NET ASSETS
Beginning of period	19,717,507	562,871,078	99,741,140	23,133,627	87,865,852
End of period	$17,667,749	$607,387,064	$119,482,420	$22,883,448	$99,696,009

Beginning units	3,932,930	44,256,524	8,470,254	9,167,932	14,902,267
Units issued	48,768	165,748	72,207	355,131	106,344
Units redeemed	(320,391)	(2,987,560)	(463,008)	(518,546)	(872,847)
Ending units	3,661,307	41,434,712	8,079,453	9,004,517	14,135,764
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	PSF Small-Cap Value Portfolio (Class I)	PSF Mid-Cap Growth Portfolio (Class I)	PSF International Growth Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(577,902)	$334,617	$(81,285)	$(133,944)	$(44,390)
Capital gains distributions received	13,260,212	—	—	—	—
Net realized gain (loss) on shares redeemed	3,930,175	794,661	644,940	1,040,065	238,292
Net change in unrealized appreciation (depreciation) on investments	3,191,047	4,899,365	2,440,949	1,201,297	619,749
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	19,803,532	6,028,643	3,004,604	2,107,418	813,651

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,121,768	943,432	346,875	462,028	185,799
Policy loans	(745,477)	(265,116)	(225,272)	(132,253)	(54,538)
Policy loan repayments and interest	711,038	274,286	156,352	211,879	83,982
Surrenders, withdrawals and death benefits	(4,948,866)	(1,297,335)	(433,076)	(751,892)	(226,531)
Net transfers between other subaccounts
or fixed rate option	(370,509)	(10,369)	1,681	(82,311)	201,223
Miscellaneous transactions	(28,274)	(5,790)	(5,754)	(4,484)	(238)
Other charges	(2,537,751)	(980,652)	(391,388)	(653,700)	(174,149)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(5,798,071)	(1,341,544)	(550,582)	(950,733)	15,548

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,005,461	4,687,099	2,454,022	1,156,685	829,199

NET ASSETS
Beginning of period	89,545,553	25,634,745	11,773,236	21,418,313	6,782,584
End of period	$103,551,014	$30,321,844	$14,227,258	$22,574,998	$7,611,783

Beginning units	11,305,614	5,015,622	3,354,399	2,817,821	1,902,591
Units issued	68,870	80,138	147,295	57,308	126,162
Units redeemed	(727,649)	(302,293)	(276,794)	(175,959)	(119,071)
Ending units	10,646,835	4,793,467	3,224,900	2,699,170	1,909,682
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(60,724)	$(33,223)	$(27,510)	$(61,128)	$(105,709)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	642,222	390,679	411,808	716,849	251,442
Net change in unrealized appreciation (depreciation) on investments	934,625	982,700	364,934	(277,150)	(447,115)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,516,123	1,340,156	749,232	378,571	(301,382)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	273,348	170,667	122,760	171,490	347,244
Policy loans	(129,070)	(31,782)	(24,912)	(82,045)	(40,412)
Policy loan repayments and interest	88,106	31,741	63,925	115,147	78,795
Surrenders, withdrawals and death benefits	(310,540)	(161,694)	(356,200)	(334,851)	(252,475)
Net transfers between other subaccounts
or fixed rate option	(183,857)	(127,241)	(108,771)	(297,332)	661,056
Miscellaneous transactions	(340)	(27)	(4,205)	1,554	38
Other charges	(316,228)	(175,899)	(136,198)	(248,374)	(1,351,597)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(578,581)	(294,235)	(443,601)	(674,411)	(557,351)

TOTAL INCREASE (DECREASE) IN NET ASSETS	937,542	1,045,921	305,631	(295,840)	(858,733)

NET ASSETS
Beginning of period	9,473,285	4,823,172	4,438,466	10,032,324	18,060,728
End of period	$10,410,827	$5,869,093	$4,744,097	$9,736,484	$17,201,995

Beginning units	175,460	238,361	114,864	224,950	1,258,937
Units issued	6,874	18,467	4,811	8,073	63,568
Units redeemed	(16,695)	(31,008)	(15,320)	(22,924)	(102,410)
Ending units	165,639	225,820	104,355	210,099	1,220,095

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio	AST International Value Portfolio
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(37,146)	$(57,404)	$(13,250)	$(54,574)	$(230,029)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	87,631	405,958	104,747	433,305	231,884
Net change in unrealized appreciation (depreciation) on investments	613,027	750,789	31,595	568,656	2,540,448
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	663,512	1,099,343	123,092	947,387	2,542,303

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	211,065	451,782	144,957	512,773	194,941
Policy loans	(25,566)	(77,276)	(12,352)	(89,596)	(103,641)
Policy loan repayments and interest	73,734	59,467	26,227	88,917	55,407
Surrenders, withdrawals and death benefits	(12,918)	(422,310)	(171,403)	(372,514)	(78,686)
Net transfers between other subaccounts
or fixed rate option	214,344	104,445	144,347	(411,949)	387,640
Miscellaneous transactions	(43)	(292)	(183)	(264)	(390)
Other charges	(166,824)	(523,752)	(182,898)	(558,778)	(1,074,953)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	293,792	(407,936)	(51,305)	(831,411)	(619,682)

TOTAL INCREASE (DECREASE) IN NET ASSETS	957,304	691,407	71,787	115,976	1,922,621

NET ASSETS
Beginning of period	5,577,520	9,251,129	2,101,875	8,964,957	36,135,598
End of period	$6,534,824	$9,942,536	$2,173,662	$9,080,933	$38,058,219

Beginning units	254,150	400,771	111,166	577,681	3,291,782
Units issued	19,900	15,546	14,657	15,858	48,616
Units redeemed	(6,722)	(32,330)	(16,967)	(66,415)	(100,284)
Ending units	267,328	383,987	108,856	527,124	3,240,114
The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

SUBACCOUNT
AST Cohen & Steers Realty Portfolio
2/22/2021*
to
12/31/2021

OPERATIONS
Net investment income (loss)	$(4,369)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	2,747
Net change in unrealized appreciation (depreciation) on investments	247,996
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	246,374

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,232,364
Policy loans	(21,562)
Policy loan repayments and interest	248,920
Surrenders, withdrawals and death benefits	(63,015)
Net transfers between other subaccounts
or fixed rate option	351,643
Miscellaneous transactions	(108)
Other charges	195
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,748,437

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,994,811

NET ASSETS
Beginning of period	—
End of period	$1,994,811

Beginning units	—
Units issued	154,069
Units redeemed	(7,606)
Ending units	146,463

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(131,031)	$(890,560)	$(5,326,092)	$(5,039,438)	$(2,527,794)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,997,603	42,671,597	45,018,607	21,588,724
Net change in unrealized appreciation (depreciation) on investments	—	10,572,326	228,000,482	78,023,378	44,086,754
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(131,031)	11,679,369	265,345,987	118,002,547	63,147,684

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,500,996	3,655,955	14,484,463	24,734,705	12,442,534
Policy loans	(774,412)	(1,163,892)	(8,574,301)	(11,579,231)	(4,479,443)
Policy loan repayments and interest	1,337,220	1,637,729	12,889,111	17,228,627	8,087,840
Surrenders, withdrawals and death benefits	(10,576,629)	(6,590,373)	(47,221,040)	(64,972,239)	(31,797,996)
Net transfers between other subaccounts
or fixed rate option	9,316,355	1,589,108	(14,718,265)	(17,980,747)	(8,339,503)
Miscellaneous transactions	10,343	(21,658)	(838,888)	(760,281)	(283,539)
Other charges	(3,480,081)	(3,667,812)	(14,904,691)	(22,402,631)	(11,304,285)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	333,792	(4,560,943)	(58,883,611)	(75,731,797)	(35,674,392)

TOTAL INCREASE (DECREASE) IN NET ASSETS	202,761	7,118,426	206,462,376	42,270,750	27,473,292

NET ASSETS
Beginning of period	43,388,874	152,736,296	981,040,633	1,361,602,323	605,972,391
End of period	$43,591,635	$159,854,722	$1,187,503,009	$1,403,873,073	$633,445,683

Beginning units	24,331,716	24,558,488	49,204,073	99,121,110	57,121,720
Units issued	8,243,400	923,466	143,326	472,836	241,313
Units redeemed	(7,577,679)	(1,549,552)	(3,015,584)	(5,652,213)	(3,526,345)
Ending units	24,997,437	23,932,402	46,331,815	93,941,733	53,836,688
The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(914,444)	$(366,563)	$(208,045)	$(2,799,151)	$(700,075)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,897,830	407,371	(2,221,141)	29,838,219	3,888,720
Net change in unrealized appreciation (depreciation) on investments	238,510	3,776,231	6,698,759	50,385,404	14,324,715
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,221,896	3,817,039	4,269,573	77,424,472	17,513,360

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,260,149	1,753,629	1,357,752	8,673,309	3,007,619
Policy loans	(1,499,182)	(629,240)	(440,770)	(3,293,202)	(1,018,132)
Policy loan repayments and interest	2,196,807	1,233,111	972,235	4,342,446	1,512,574
Surrenders, withdrawals and death benefits	(7,560,628)	(3,512,132)	(2,195,570)	(21,995,358)	(5,350,523)
Net transfers between other subaccounts
or fixed rate option	(2,977,688)	(1,056,754)	(1,644,407)	(28,715,709)	(1,659,586)
Miscellaneous transactions	(14,028)	(11,407)	(19,817)	(328,083)	(40,867)
Other charges	(3,953,533)	(1,559,682)	(761,619)	(9,782,895)	(2,586,000)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(9,548,103)	(3,782,475)	(2,732,196)	(51,099,492)	(6,134,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,326,207)	34,564	1,537,377	26,324,980	11,378,445

NET ASSETS
Beginning of period	175,338,752	64,750,939	40,902,193	488,598,757	123,773,753
End of period	$170,012,545	$64,785,503	$42,439,570	$514,923,737	$135,152,198

Beginning units	18,139,448	10,470,137	3,350,587	51,951,078	26,344,637
Units issued	213,617	189,769	100,471	270,436	321,090
Units redeemed	(1,247,701)	(853,004)	(336,287)	(4,406,312)	(1,670,666)
Ending units	17,105,364	9,806,902	3,114,771	47,815,202	24,995,061
The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(117,348)	$(2,691,316)	$(491,096)	$(584)	$(43,681)
Capital gains distributions received	—	—	—	906,233	6,001,610
Net realized gain (loss) on shares redeemed	309,699	26,479,372	3,859,995	89,746	2,344,848
Net change in unrealized appreciation (depreciation) on investments	1,015,764	181,338,434	4,737,185	1,773,848	13,598,674
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,208,115	205,126,490	8,106,084	2,769,243	21,901,451

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	528,208	8,679,580	1,200,675	865,573	2,779,971
Policy loans	(171,549)	(5,064,659)	(652,028)	(260,663)	(1,011,665)
Policy loan repayments and interest	577,573	4,710,232	1,217,314	243,626	647,781
Surrenders, withdrawals and death benefits	(1,449,603)	(22,303,870)	(5,054,908)	(722,816)	(3,698,908)
Net transfers between other subaccounts
or fixed rate option	833,787	(2,325,559)	(2,363,003)	328,413	(1,314,132)
Miscellaneous transactions	(5,051)	(259,380)	(88,515)	(4,866)	(18,795)
Other charges	(402,995)	(10,412,800)	(1,111,760)	(735,916)	(2,606,238)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(89,630)	(26,976,456)	(6,852,225)	(286,649)	(5,221,986)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,118,485	178,150,034	1,253,859	2,482,594	16,679,465

NET ASSETS
Beginning of period	18,599,022	384,721,044	98,487,281	20,651,033	71,186,387
End of period	$19,717,507	$562,871,078	$99,741,140	$23,133,627	$87,865,852

Beginning units	3,951,933	47,090,038	9,227,781	9,310,613	15,956,279
Units issued	382,215	555,480	33,766	375,671	130,460
Units redeemed	(401,218)	(3,388,994)	(791,293)	(518,352)	(1,184,472)
Ending units	3,932,930	44,256,524	8,470,254	9,167,932	14,902,267
The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	PSF Small-Cap Value Portfolio (Class I)	PSF Mid-Cap Growth Portfolio (Class I)	PSF International Growth Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(467,948)	$389,568	$(58,066)	$(101,569)	$(34,319)
Capital gains distributions received	5,070,776	594,969	—	—	—
Net realized gain (loss) on shares redeemed	3,507,659	384,239	280,988	1,010,219	278,427
Net change in unrealized appreciation (depreciation) on investments	13,677,511	(1,437,965)	(47,863)	5,974,373	1,436,260
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,787,998	(69,189)	175,059	6,883,023	1,680,368

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,255,333	1,005,793	346,809	481,735	192,930
Policy loans	(1,031,970)	(280,683)	(104,596)	(203,434)	(73,679)
Policy loan repayments and interest	550,066	288,232	102,256	122,170	65,277
Surrenders, withdrawals and death benefits	(3,081,769)	(923,985)	(436,589)	(473,460)	(196,063)
Net transfers between other subaccounts
or fixed rate option	(1,457,919)	(313,355)	118,248	(551,146)	(277,918)
Miscellaneous transactions	(4,016)	6,585	5,207	5,610	2,481
Other charges	(2,591,351)	(933,453)	(344,519)	(620,770)	(189,488)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(5,361,626)	(1,150,866)	(313,184)	(1,239,295)	(476,460)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,426,372	(1,220,055)	(138,125)	5,643,728	1,203,908

NET ASSETS
Beginning of period	73,119,181	26,854,800	11,911,361	15,774,585	5,578,676
End of period	$89,545,553	$25,634,745	$11,773,236	$21,418,313	$6,782,584

Beginning units	12,099,975	5,274,117	3,437,741	3,042,250	2,055,041
Units issued	111,549	98,800	222,112	75,139	112,854
Units redeemed	(905,910)	(357,295)	(305,454)	(299,568)	(265,304)
Ending units	11,305,614	5,015,622	3,354,399	2,817,821	1,902,591
The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(45,670)	$(24,346)	$(22,186)	$(44,888)	$(106,710)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	461,860	141,602	179,836	402,550	439,970
Net change in unrealized appreciation (depreciation) on investments	2,212,143	(163,031)	854,279	2,909,316	756,160
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,628,333	(45,775)	1,011,929	3,266,978	1,089,420

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	278,641	169,253	118,897	162,318	362,623
Policy loans	(49,889)	(81,060)	(28,726)	(45,578)	(61,709)
Policy loan repayments and interest	71,319	31,068	19,125	53,117	76,435
Surrenders, withdrawals and death benefits	(242,336)	(180,360)	(134,650)	(143,656)	(324,469)
Net transfers between other subaccounts
or fixed rate option	297,593	(47,991)	186,307	(274,369)	(355,222)
Miscellaneous transactions	4,895	2,471	1,745	(127)	1,016
Other charges	(295,291)	(151,730)	(145,833)	(215,899)	(1,549,672)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	64,932	(258,349)	16,865	(464,194)	(1,850,998)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,693,265	(304,124)	1,028,794	2,802,784	(761,578)

NET ASSETS
Beginning of period	6,780,020	5,127,296	3,409,672	7,229,540	18,822,306
End of period	$9,473,285	$4,823,172	$4,438,466	$10,032,324	$18,060,728

Beginning units	174,516	252,564	115,423	239,111	1,400,259
Units issued	19,713	12,739	10,065	11,951	100,648
Units redeemed	(18,769)	(26,942)	(10,624)	(26,112)	(241,970)
Ending units	175,460	238,361	114,864	224,950	1,258,937
The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio	AST International Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(30,978)	$(53,191)	$(11,978)	$(49,539)	$(191,136)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	190,163	534,541	64,669	183,432	(44,553)
Net change in unrealized appreciation (depreciation) on investments	143,901	487,589	107,421	201,875	(264,183)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	303,086	968,939	160,112	335,768	(499,872)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	187,759	530,165	142,245	501,683	221,379
Policy loans	(59,893)	(63,474)	(24,539)	(106,351)	(38,666)
Policy loan repayments and interest	47,756	83,497	13,620	184,611	51,563
Surrenders, withdrawals and death benefits	(62,688)	(826,584)	(75,113)	(297,836)	(121,053)
Net transfers between other subaccounts
or fixed rate option	(171,845)	65,452	(6,369)	(25,690)	270,238
Miscellaneous transactions	232	(4,746)	(534)	4,209	(397)
Other charges	(171,860)	(610,969)	(179,487)	(535,664)	(983,986)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(230,539)	(826,659)	(130,177)	(275,038)	(600,922)

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,547	142,280	29,935	60,730	(1,100,794)

NET ASSETS
Beginning of period	5,504,973	9,108,849	2,071,940	8,904,227	37,236,392
End of period	$5,577,520	$9,251,129	$2,101,875	$8,964,957	$36,135,598

Beginning units	265,953	438,412	118,821	597,367	3,351,378
Units issued	10,807	19,025	7,617	22,603	65,185
Units redeemed	(22,610)	(56,666)	(15,272)	(42,289)	(124,781)
Ending units	254,150	400,771	111,166	577,681	3,291,782

The accompanying notes are an integral part of these financial statements.
A20

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
December 31, 2021

Note 1:    General

Pruco Life Variable Appreciable Account (the “Account”) was established under the laws of the State of Arizona on January 13, 1984 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of Variable Appreciable Life® (“VAL”) and Variable Universal Life (“VUL”) contracts (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

PSF PGIM Government Money Market Portfolio (Class I) (Formerly	T. Rowe Price International Stock Portfolio
Prudential Government Money Market Portfolio (Class I))	Janus Henderson VIT Research Portfolio (Institutional
PSF PGIM Total Return Bond Portfolio (Class I) (Formerly Prudential	Shares)
Diversified Bond Portfolio)	MFS® Growth Series (Initial Class)
PSF PGIM Jennison Blend Portfolio (Class I) (Formerly Prudential	American Century VP Value Fund (Class I)
Equity Portfolio (Class I))	PSF Small-Cap Value Portfolio (Class I) (Formerly
PSF PGIM Flexible Managed Portfolio (Class I) (Formerly Prudential	Prudential SP Small Cap Value Portfolio (Class I))
Flexible Managed Portfolio)	PSF Mid-Cap Growth Portfolio (Class I) (Formerly SP
PSF PGIM 50/50 Balanced Portfolio (Class I) (Formerly Prudential	Prudential U.S. Emerging Growth Portfolio (Class I))
Conservative Balanced Portfolio)	PSF International Growth Portfolio (Class I) (Formerly
PSF PGIM Jennison Value Portfolio (Class I) (Formerly Prudential	Prudential SP International Growth Portfolio (Class I))
Value Portfolio (Class I))	AST T. Rowe Price Large-Cap Growth Portfolio
PSF PGIM High Yield Bond Portfolio (Class I) (Formerly Prudential	AST Hotchkis & Wiley Large-Cap Value Portfolio
High Yield Bond Portfolio)	AST Loomis Sayles Large-Cap Growth Portfolio
PSF Natural Resources Portfolio (Class I) (Formerly Prudential	AST Small-Cap Growth Portfolio
Natural Resources Portfolio (Class I))	AST BlackRock/Loomis Sayles Bond Portfolio
PSF Stock Index Portfolio (Class I) (Formerly Prudential Stock	AST Wellington Management Hedged Equity Portfolio
Index Portfolio)	AST Balanced Asset Allocation Portfolio
PSF Global Portfolio (Class I) (Formerly Prudential Global Portfolio)	AST Preservation Asset Allocation Portfolio
PSF PGIM Government Income Portfolio (Class I) (Formerly	AST BlackRock Global Strategies Portfolio
Prudential Government Income Portfolio)	AST International Value Portfolio
PSF PGIM Jennison Growth Portfolio (Class I) (Formerly Prudential	AST Cohen & Steers Realty Portfolio
Jennison Portfolio (Class I))
PSF Small-Cap Stock Index Portfolio (Class I) (Formerly Prudential
Small Capitalization Stock Portfolio)

There were no mergers during the period ended December 31, 2021.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and
A21

Note 1:    General (continued)

footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of the VUL product which invests in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the product and any optional benefits, if elected.

COVID-19 - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
A22

Note 3:     Fair Value Measurements (continued)
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2021, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2021 were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$7,754,799	$7,712,410
PSF PGIM Total Return Bond Portfolio (Class I)	2,342,460	9,885,390
PSF PGIM Jennison Blend Portfolio (Class I)	1,814,068	87,204,341
PSF PGIM Flexible Managed Portfolio (Class I)	804,971	103,970,935
PSF PGIM 50/50 Balanced Portfolio (Class I)	842,651	48,346,626
PSF PGIM Jennison Value Portfolio (Class I)	1,531,016	11,726,800
PSF PGIM High Yield Bond Portfolio (Class I)	1,130,258	3,942,147
PSF Natural Resources Portfolio (Class I)	832,390	4,110,298
PSF Stock Index Portfolio (Class I)	14,728,374	32,212,821
PSF Global Portfolio (Class I)	1,216,596	7,782,833
PSF PGIM Government Income Portfolio (Class I)	203,832	1,643,603
PSF PGIM Jennison Growth Portfolio (Class I)	1,870,510	44,268,214
PSF Small-Cap Stock Index Portfolio (Class I)	905,816	7,073,009
T. Rowe Price International Stock Portfolio	878,556	1,466,199
Janus Henderson VIT Research Portfolio (Institutional Shares)	608,674	6,100,247
MFS® Growth Series (Initial Class)	534,078	6,910,051
American Century VP Value Fund (Class I)	413,115	1,929,307
PSF Small-Cap Value Portfolio (Class I)	584,923	1,216,790
PSF Mid-Cap Growth Portfolio (Class I)	433,576	1,518,253
PSF International Growth Portfolio (Class I)	460,638	489,479
AST T. Rowe Price Large-Cap Growth Portfolio	382,521	1,021,825
AST Hotchkis & Wiley Large-Cap Value Portfolio	455,507	782,965
AST Loomis Sayles Large-Cap Growth Portfolio	196,927	668,037
AST Small-Cap Growth Portfolio	365,726	1,101,265
AST BlackRock/Loomis Sayles Bond Portfolio	855,948	1,519,009
AST Wellington Management Hedged Equity Portfolio	437,015	180,369
AST Balanced Asset Allocation Portfolio	364,923	830,262
AST Preservation Asset Allocation Portfolio	280,007	344,561
AST BlackRock Global Strategies Portfolio	243,240	1,129,225
AST International Value Portfolio	493,587	1,343,298
AST Cohen & Steers Realty Portfolio	1,827,093	83,026

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that
A23

Note 6:    Related Party Transactions (continued)

would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC (formerly QMA LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

Pruco Life sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life.
A24

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2021	25,128	$1.41	to	$2.47	$43,653	0.04%	0.60%	to	0.60%	-0.54%	to	-0.51%
December 31, 2020	24,997	$1.42	to	$2.48	$43,592	0.30%	0.60%	to	0.60%	-0.29%	to	-0.27%
December 31, 2019	24,332	$1.42	to	$2.49	$43,389	1.91%	0.60%	to	0.60%	1.30%	to	1.32%
December 31, 2018	26,420	$1.40	to	$2.46	$47,252	1.52%	0.60%	to	0.60%	0.93%	to	0.93%
December 31, 2017	29,000	$1.39	to	$2.44	$51,155	0.55%	0.60%	to	0.60%	-0.04%	to	-0.02%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2021	22,867	$3.55	to	$9.46	$151,050	0.00%	0.58%	to	0.60%	-1.35%	to	-1.33%
December 31, 2020	23,932	$3.60	to	$9.59	$159,855	0.00%	0.57%	to	0.60%	7.80%	to	7.84%
December 31, 2019	24,558	$3.33	to	$8.89	$152,736	0.00%	0.56%	to	0.60%	10.24%	to	10.28%
December 31, 2018	31,139	$3.03	to	$8.06	$161,279	0.00%	0.56%	to	0.60%	-0.75%	to	-0.72%
December 31, 2017	21,476	$3.05	to	$8.12	$129,582	0.00%	0.56%	to	0.60%	6.37%	to	6.41%

	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2021	43,407	$7.24	to	$38.97	$1,336,202	0.00%	0.54%	to	0.60%	19.64%	to	19.71%
December 31, 2020	46,332	$6.05	to	$32.56	$1,187,503	0.00%	0.53%	to	0.60%	28.23%	to	28.32%
December 31, 2019	49,204	$4.72	to	$25.37	$981,041	0.00%	0.53%	to	0.60%	28.12%	to	28.21%
December 31, 2018	52,427	$3.68	to	$19.79	$814,034	0.00%	0.53%	to	0.60%	-5.42%	to	-5.36%
December 31, 2017	56,032	$3.89	to	$20.91	$921,484	0.00%	0.53%	to	0.60%	25.03%	to	25.12%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2021	86,156	$4.96	to	$19.28	$1,537,359	0.00%	0.39%	to	0.60%	16.66%	to	16.91%
December 31, 2020	93,942	$4.25	to	$16.49	$1,403,873	0.00%	0.38%	to	0.60%	8.93%	to	9.17%
December 31, 2019	99,121	$3.90	to	$15.11	$1,361,602	0.00%	0.37%	to	0.60%	19.16%	to	19.43%
December 31, 2018	105,049	$3.27	to	$12.65	$1,208,765	0.00%	0.38%	to	0.60%	-4.76%	to	-4.54%
December 31, 2017	112,908	$3.44	to	$13.25	$1,339,114	0.00%	0.37%	to	0.60%	14.28%	to	14.54%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2021	50,162	$4.43	to	$14.28	$667,540	0.00%	0.43%	to	0.60%	12.70%	to	12.89%
December 31, 2020	53,837	$3.93	to	$12.65	$633,446	0.00%	0.42%	to	0.60%	10.77%	to	10.97%
December 31, 2019	57,122	$3.55	to	$11.40	$605,972	0.00%	0.41%	to	0.60%	17.79%	to	18.00%
December 31, 2018	60,815	$3.01	to	$9.66	$547,052	0.00%	0.42%	to	0.60%	-3.05%	to	-2.87%
December 31, 2017	64,217	$3.11	to	$9.94	$594,197	0.00%	0.41%	to	0.60%	11.70%	to	11.90%

	PSF PGIM Jennison Value Portfolio (Class I)
December 31, 2021	16,351	$6.69	to	$20.87	$205,982	0.00%	0.60%	to	0.60%	27.03%	to	27.03%
December 31, 2020	17,105	$5.27	to	$16.43	$170,013	0.00%	0.60%	to	0.60%	2.97%	to	2.97%
December 31, 2019	18,139	$5.12	to	$15.95	$175,339	0.00%	0.60%	to	0.60%	25.31%	to	25.31%
December 31, 2018	19,330	$4.08	to	$12.73	$149,086	0.00%	0.60%	to	0.60%	-10.42%	to	-10.42%
December 31, 2017	20,892	$4.56	to	$14.21	$183,224	0.00%	0.60%	to	0.60%	16.29%	to	16.29%

	PSF PGIM High Yield Bond Portfolio (Class I)
December 31, 2021	9,486	$4.24	to	$9.17	$67,018	0.00%	0.60%	to	0.60%	7.28%	to	7.28%
December 31, 2020	9,807	$3.95	to	$8.55	$64,786	0.00%	0.60%	to	0.60%	6.47%	to	6.47%
December 31, 2019	10,470	$3.71	to	$8.03	$64,751	0.00%	0.60%	to	0.60%	15.63%	to	15.64%
December 31, 2018	11,066	$3.21	to	$6.94	$59,091	2.88%	0.60%	to	0.60%	-1.86%	to	-1.84%
December 31, 2017	11,648	$3.27	to	$7.07	$63,605	6.36%	0.60%	to	0.60%	7.16%	to	7.17%

	PSF Natural Resources Portfolio (Class I)
December 31, 2021	2,926	$17.00	to	$17.00	$49,730	0.00%	0.60%	to	0.60%	24.76%	to	24.76%
December 31, 2020	3,115	$13.63	to	$13.63	$42,440	0.00%	0.60%	to	0.60%	11.61%	to	11.61%
December 31, 2019	3,351	$12.21	to	$12.21	$40,902	0.00%	0.60%	to	0.60%	10.03%	to	10.03%
December 31, 2018	3,673	$11.10	to	$11.10	$40,754	0.00%	0.60%	to	0.60%	-18.56%	to	-18.56%
December 31, 2017	4,028	$13.62	to	$13.62	$54,879	0.00%	0.60%	to	0.60%	-0.78%	to	-0.78%
A25

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF Stock Index Portfolio (Class I)
December 31, 2021	47,348	$8.30	to	$25.43	$639,896	0.00%	0.60%	to	0.60%	27.52%	to	27.52%
December 31, 2020	47,815	$6.51	to	$19.94	$514,924	0.00%	0.60%	to	0.60%	17.37%	to	17.37%
December 31, 2019	51,951	$5.54	to	$16.99	$488,599	0.00%	0.60%	to	0.60%	30.29%	to	30.29%
December 31, 2018	54,105	$4.26	to	$13.04	$393,384	0.00%	0.60%	to	0.60%	-5.19%	to	-5.19%
December 31, 2017	56,658	$4.49	to	$13.75	$428,111	1.57%	0.60%	to	0.60%	20.74%	to	20.74%

	PSF Global Portfolio (Class I)
December 31, 2021	24,033	$5.36	to	$6.97	$152,782	0.00%	0.60%	to	0.60%	17.52%	to	17.52%
December 31, 2020	24,995	$4.56	to	$5.93	$135,152	0.00%	0.60%	to	0.60%	15.14%	to	15.15%
December 31, 2019	26,345	$3.96	to	$5.15	$123,774	0.00%	0.60%	to	0.60%	29.61%	to	29.61%
December 31, 2018	27,925	$3.06	to	$3.97	$101,208	0.00%	0.60%	to	0.60%	-7.87%	to	-7.87%
December 31, 2017	28,801	$3.32	to	$4.31	$113,152	0.00%	0.60%	to	0.60%	24.10%	to	24.10%

	PSF PGIM Government Income Portfolio (Class I)
December 31, 2021	3,661	$4.83	to	$4.83	$17,668	0.00%	0.60%	to	0.60%	-3.75%	to	-3.75%
December 31, 2020	3,933	$5.01	to	$5.01	$19,718	0.00%	0.60%	to	0.60%	6.53%	to	6.53%
December 31, 2019	3,952	$4.71	to	$4.71	$18,599	0.00%	0.60%	to	0.60%	5.98%	to	5.98%
December 31, 2018	4,233	$4.44	to	$4.44	$18,798	0.00%	0.60%	to	0.60%	0.03%	to	0.03%
December 31, 2017	4,456	$4.44	to	$4.44	$19,780	0.00%	0.60%	to	0.60%	2.33%	to	2.33%

	PSF PGIM Jennison Growth Portfolio (Class I)
December 31, 2021	41,435	$12.20	to	$17.62	$607,387	0.00%	0.60%	to	0.60%	15.32%	to	15.32%
December 31, 2020	44,257	$10.58	to	$15.28	$562,871	0.00%	0.60%	to	0.60%	55.27%	to	55.27%
December 31, 2019	47,090	$6.82	to	$9.84	$384,721	0.00%	0.60%	to	0.60%	32.55%	to	32.55%
December 31, 2018	50,241	$5.14	to	$7.43	$309,131	0.00%	0.60%	to	0.60%	-1.37%	to	-1.37%
December 31, 2017	52,775	$5.21	to	$7.53	$328,686	0.00%	0.60%	to	0.60%	35.88%	to	35.88%

	PSF Small-Cap Stock Index Portfolio (Class I)
December 31, 2021	8,079	$14.79	to	$14.79	$119,482	0.00%	0.60%	to	0.60%	25.59%	to	25.59%
December 31, 2020	8,470	$11.78	to	$11.78	$99,741	0.00%	0.60%	to	0.60%	10.33%	to	10.33%
December 31, 2019	9,228	$10.67	to	$10.67	$98,487	0.00%	0.60%	to	0.60%	21.69%	to	21.69%
December 31, 2018	10,090	$8.77	to	$8.77	$88,499	0.00%	0.60%	to	0.60%	-9.27%	to	-9.27%
December 31, 2017	11,181	$9.67	to	$9.67	$108,084	0.00%	0.60%	to	0.60%	12.33%	to	12.33%

	T. Rowe Price International Stock Portfolio
December 31, 2021	9,005	$2.54	to	$2.54	$22,883	0.58%	0.60%	to	0.60%	0.71%	to	0.71%
December 31, 2020	9,168	$2.52	to	$2.52	$23,134	0.60%	0.60%	to	0.60%	13.77%	to	13.77%
December 31, 2019	9,311	$2.22	to	$2.22	$20,651	2.43%	0.60%	to	0.60%	27.01%	to	27.01%
December 31, 2018	9,790	$1.75	to	$1.75	$17,097	1.32%	0.60%	to	0.60%	-14.72%	to	-14.72%
December 31, 2017	10,340	$2.05	to	$2.05	$21,174	1.11%	0.60%	to	0.60%	27.13%	to	27.13%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2021	14,136	$7.05	to	$7.05	$99,696	0.10%	0.60%	to	0.60%	19.62%	to	19.62%
December 31, 2020	14,902	$5.90	to	$5.90	$87,866	0.54%	0.60%	to	0.60%	32.16%	to	32.16%
December 31, 2019	15,956	$4.46	to	$4.46	$71,186	0.46%	0.60%	to	0.60%	34.71%	to	34.71%
December 31, 2018	17,103	$3.31	to	$3.31	$56,640	0.54%	0.60%	to	0.60%	-3.16%	to	-3.16%
December 31, 2017	18,370	$3.42	to	$3.42	$62,821	0.39%	0.60%	to	0.60%	27.12%	to	27.12%

	MFS® Growth Series (Initial Class)
December 31, 2021	10,647	$9.73	to	$9.73	$103,551	0.00%	0.60%	to	0.60%	22.80%	to	22.80%
December 31, 2020	11,306	$7.92	to	$7.92	$89,546	0.00%	0.60%	to	0.60%	31.07%	to	31.07%
December 31, 2019	12,100	$6.04	to	$6.04	$73,119	0.00%	0.60%	to	0.60%	37.32%	to	37.32%
December 31, 2018	12,877	$4.40	to	$4.40	$56,665	0.09%	0.60%	to	0.60%	2.05%	to	2.05%
December 31, 2017	13,635	$4.31	to	$4.31	$58,793	0.10%	0.60%	to	0.60%	30.62%	to	30.62%

A26

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Century VP Value Fund (Class I)
December 31, 2021	4,793	$6.33	to	$6.33	$30,322	1.74%	0.60%	to	0.60%	23.77%	to	23.77%
December 31, 2020	5,016	$5.11	to	$5.11	$25,635	2.33%	0.60%	to	0.60%	0.38%	to	0.38%
December 31, 2019	5,274	$5.09	to	$5.09	$26,855	2.12%	0.60%	to	0.60%	26.28%	to	26.28%
December 31, 2018	5,613	$4.03	to	$4.03	$22,633	1.65%	0.60%	to	0.60%	-9.69%	to	-9.69%
December 31, 2017	5,964	$4.47	to	$4.47	$26,630	1.65%	0.60%	to	0.60%	8.10%	to	8.10%

	PSF Small-Cap Value Portfolio (Class I)
December 31, 2021	3,225	$4.41	to	$4.41	$14,227	0.00%	0.60%	to	0.60%	25.70%	to	25.70%
December 31, 2020	3,354	$3.51	to	$3.51	$11,773	0.00%	0.60%	to	0.60%	1.30%	to	1.30%
December 31, 2019	3,438	$3.46	to	$3.46	$11,911	0.00%	0.60%	to	0.60%	22.05%	to	22.05%
December 31, 2018	3,652	$2.84	to	$2.84	$10,368	0.00%	0.60%	to	0.60%	-14.31%	to	-14.31%
December 31, 2017	3,774	$3.31	to	$3.31	$12,503	0.00%	0.60%	to	0.60%	11.52%	to	11.52%

	PSF Mid-Cap Growth Portfolio (Class I)
December 31, 2021	2,699	$8.36	to	$8.36	$22,575	0.00%	0.60%	to	0.60%	10.03%	to	10.03%
December 31, 2020	2,818	$7.60	to	$7.60	$21,418	0.00%	0.60%	to	0.60%	46.59%	to	46.59%
December 31, 2019	3,042	$5.19	to	$5.19	$15,775	0.00%	0.60%	to	0.60%	36.89%	to	36.89%
December 31, 2018	3,321	$3.79	to	$3.79	$12,578	0.00%	0.60%	to	0.60%	-8.40%	to	-8.40%
December 31, 2017	3,417	$4.14	to	$4.14	$14,128	0.00%	0.60%	to	0.60%	21.71%	to	21.71%

	PSF International Growth Portfolio (Class I)
December 31, 2021	1,910	$3.99	to	$3.99	$7,612	0.00%	0.60%	to	0.60%	11.81%	to	11.81%
December 31, 2020	1,903	$3.56	to	$3.56	$6,783	0.00%	0.60%	to	0.60%	31.32%	to	31.32%
December 31, 2019	2,055	$2.71	to	$2.71	$5,579	0.00%	0.60%	to	0.60%	31.60%	to	31.60%
December 31, 2018	2,224	$2.06	to	$2.06	$4,587	0.00%	0.60%	to	0.60%	-13.33%	to	-13.33%
December 31, 2017	2,236	$2.38	to	$2.38	$5,321	0.00%	0.60%	to	0.60%	35.00%	to	35.00%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2021	166	$62.85	to	$62.85	$10,411	0.00%	0.60%	to	0.60%	16.41%	to	16.41%
December 31, 2020	175	$53.99	to	$53.99	$9,473	0.00%	0.60%	to	0.60%	38.97%	to	38.97%
December 31, 2019	175	$38.85	to	$38.85	$6,780	0.00%	0.60%	to	0.60%	27.47%	to	27.47%
December 31, 2018	175	$30.48	to	$30.48	$5,333	0.00%	0.60%	to	0.60%	3.24%	to	3.24%
December 31, 2017	163	$29.52	to	$29.52	$4,811	0.00%	0.60%	to	0.60%	37.06%	to	37.06%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2021	226	$25.99	to	$25.99	$5,869	0.00%	0.60%	to	0.60%	28.44%	to	28.44%
December 31, 2020	238	$20.23	to	$20.23	$4,823	0.00%	0.60%	to	0.60%	-0.33%	to	-0.33%
December 31, 2019	253	$20.30	to	$20.30	$5,127	0.00%	0.60%	to	0.60%	28.75%	to	28.75%
December 31, 2018	265	$15.77	to	$15.77	$4,184	0.00%	0.60%	to	0.60%	-14.67%	to	-14.67%
December 31, 2017	283	$18.48	to	$18.48	$5,225	0.00%	0.60%	to	0.60%	18.48%	to	18.48%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2021	104	$45.46	to	$45.46	$4,744	0.00%	0.60%	to	0.60%	17.65%	to	17.65%
December 31, 2020	115	$38.64	to	$38.64	$4,438	0.00%	0.60%	to	0.60%	30.81%	to	30.81%
December 31, 2019	115	$29.54	to	$29.54	$3,410	0.00%	0.60%	to	0.60%	30.85%	to	30.85%
December 31, 2018	122	$22.58	to	$22.58	$2,752	0.00%	0.60%	to	0.60%	-3.27%	to	-3.27%
December 31, 2017	133	$23.34	to	$23.34	$3,115	0.00%	0.60%	to	0.60%	32.20%	to	32.20%

	AST Small-Cap Growth Portfolio
December 31, 2021	210	$46.34	to	$46.34	$9,736	0.00%	0.60%	to	0.60%	3.91%	to	3.91%
December 31, 2020	225	$44.60	to	$44.60	$10,032	0.00%	0.60%	to	0.60%	47.50%	to	47.50%
December 31, 2019	239	$30.24	to	$30.24	$7,230	0.00%	0.60%	to	0.60%	29.34%	to	29.34%
December 31, 2018	248	$23.38	to	$23.38	$5,804	0.00%	0.60%	to	0.60%	-8.95%	to	-8.95%
December 31, 2017	236	$25.67	to	$25.67	$6,069	0.00%	0.60%	to	0.60%	23.18%	to	23.18%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2021	1,220	$14.10	to	$14.10	$17,202	0.00%	0.60%	to	0.60%	-1.72%	to	-1.72%
December 31, 2020	1,259	$14.35	to	$14.35	$18,061	0.00%	0.60%	to	0.60%	6.73%	to	6.73%
December 31, 2019	1,400	$13.44	to	$13.44	$18,822	0.00%	0.60%	to	0.60%	8.57%	to	8.57%
December 31, 2018	1,502	$12.38	to	$12.38	$18,590	0.00%	0.60%	to	0.60%	-1.26%	to	-1.26%
December 31, 2017	1,590	$12.54	to	$12.54	$19,932	0.00%	0.60%	to	0.60%	3.74%	to	3.74%

A27

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Wellington Management Hedged Equity Portfolio
December 31, 2021	267	$24.44	to	$24.44	$6,535	0.00%	0.60%	to	0.60%	11.39%	to	11.39%
December 31, 2020	254	$21.95	to	$21.95	$5,578	0.00%	0.60%	to	0.60%	6.02%	to	6.02%
December 31, 2019	266	$20.70	to	$20.70	$5,505	0.00%	0.60%	to	0.60%	19.83%	to	19.83%
December 31, 2018	288	$17.27	to	$17.27	$4,980	0.00%	0.60%	to	0.60%	-5.57%	to	-5.57%
December 31, 2017	303	$18.29	to	$18.29	$5,543	0.00%	0.60%	to	0.60%	12.92%	to	12.92%

	AST Balanced Asset Allocation Portfolio
December 31, 2021	384	$25.89	to	$25.89	$9,943	0.00%	0.60%	to	0.60%	12.17%	to	12.17%
December 31, 2020	401	$23.08	to	$23.08	$9,251	0.00%	0.60%	to	0.60%	11.10%	to	11.10%
December 31, 2019	438	$20.78	to	$20.78	$9,109	0.00%	0.60%	to	0.60%	18.71%	to	18.71%
December 31, 2018	483	$17.50	to	$17.50	$8,454	0.00%	0.60%	to	0.60%	-5.50%	to	-5.50%
December 31, 2017	578	$18.52	to	$18.52	$10,709	0.00%	0.60%	to	0.60%	14.22%	to	14.22%

	AST Preservation Asset Allocation Portfolio
December 31, 2021	109	$19.97	to	$19.97	$2,174	0.00%	0.60%	to	0.60%	5.61%	to	5.61%
December 31, 2020	111	$18.91	to	$18.91	$2,102	0.00%	0.60%	to	0.60%	8.43%	to	8.43%
December 31, 2019	119	$17.44	to	$17.44	$2,072	0.00%	0.60%	to	0.60%	14.06%	to	14.06%
December 31, 2018	120	$15.29	to	$15.29	$1,830	0.00%	0.60%	to	0.60%	-3.42%	to	-3.42%
December 31, 2017	124	$15.83	to	$15.83	$1,959	0.00%	0.60%	to	0.60%	9.47%	to	9.47%

	AST BlackRock Global Strategies Portfolio
December 31, 2021	527	$17.23	to	$17.23	$9,081	0.00%	0.60%	to	0.60%	11.01%	to	11.01%
December 31, 2020	578	$15.52	to	$15.52	$8,965	0.00%	0.60%	to	0.60%	4.11%	to	4.11%
December 31, 2019	597	$14.91	to	$14.91	$8,904	0.00%	0.60%	to	0.60%	16.92%	to	16.92%
December 31, 2018	642	$12.75	to	$12.75	$8,182	0.00%	0.60%	to	0.60%	-5.85%	to	-5.85%
December 31, 2017	725	$13.54	to	$13.54	$9,817	0.00%	0.60%	to	0.60%	11.94%	to	11.94%

	AST International Value Portfolio
December 31, 2021	3,240	$11.75	to	$11.75	$38,058	0.00%	0.60%	to	0.60%	7.00%	to	7.00%
December 31, 2020	3,292	$10.98	to	$10.98	$36,136	0.00%	0.60%	to	0.60%	-1.20%	to	-1.20%
December 31, 2019	3,351	$11.11	to	$11.11	$37,236	0.00%	0.60%	to	0.60%	19.31%	to	19.31%
December 31, 2018	1,912	$9.31	to	$9.31	$17,807	0.00%	0.60%	to	0.60%	-16.64%	to	-16.64%
December 31, 2017	3,364	$11.17	to	$11.17	$37,578	0.00%	0.60%	to	0.60%	22.08%	to	22.08%

	AST Cohen & Steers Realty Portfolio (available on February 22, 2021)
December 31, 2021	146	$13.62	to	$13.62	$1,995	0.00%	0.60%	to	0.60%	35.19%	to	35.19%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
A28

Note 7:    Financial Highlights (continued)

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of expense reimbursements. In the absence of expense reimbursements, the expense ratio would be higher.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2021 or from the effective date of the subaccount through the end of the reporting period. Total return may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower.

Note 8:    Charges & Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. These fees equal an effective annual rate of up to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 11.5%. In addition, VAL contracts also deduct a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•The Account charges from $0.06 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•The Account charges a guaranteed death benefit fee of $0.01 per $1,000 of basic insurance amount. The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•The Account charges monthly administrative fees that range from $2.50 to $10 per contract plus $0.01 to $0.08 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•The Account charges up to $25 per change to the basic insurance amount.

A29

Note 8:    Charges and Expenses (continued)

Expense Reimbursement

Expenses, including a management fee charged by PGIM Investments, are incurred by each portfolio of The Prudential Series Fund. Pursuant to a prior merger agreement, the PSF PGIM Government Money Market Portfolio (Class I), PSF PGIM Total Return Bond Portfolio (Class I), PSF PGIM Jennison Blend Portfolio (Class I), PSF PGIM Flexible Managed Portfolio (Class I) and PSF PGIM 50/50 Balanced Portfolio (Class I) subaccounts of the Account are reimbursed for certain products by Pruco Life for expenses indirectly incurred through their investment in the respective portfolios of The Prudential Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective portfolios of The Prudential Series Fund.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A30

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Pruco Life Insurance Company and
the Contract Owners of Pruco Life Variable Appreciable Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Variable Appreciable Account in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of the Pruco Life Variable Appreciable Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Government Money Market Portfolio (Class I) (1)	American Century VP Value Fund (Class I) (1)
PSF PGIM Total Return Bond Portfolio (Class I) (1)	PSF Small-Cap Value Portfolio (Class I) (1)
PSF PGIM Jennison Blend Portfolio (Class I) (1)	PSF Mid-Cap Growth Portfolio (Class I) (1)
PSF PGIM Flexible Managed Portfolio (Class I) (1)	PSF International Growth Portfolio (Class I) (1)
PSF PGIM 50/50 Balanced Portfolio (Class I) (1)	AST T. Rowe Price Large-Cap Growth Portfolio (1)
PSF PGIM Jennison Value Portfolio (Class I) (1)	AST Hotchkis & Wiley Large-Cap Value Portfolio (1)
PSF PGIM High Yield Bond Portfolio (Class I) (1)	AST Loomis Sayles Large-Cap Growth Portfolio (1)
PSF Natural Resources Portfolio (Class I) (1)	AST Small-Cap Growth Portfolio (1)
PSF Stock Index Portfolio (Class I) (1)	AST BlackRock/Loomis Sayles Bond Portfolio (1)
PSF Global Portfolio (Class I) (1)	AST Wellington Management Hedged Equity Portfolio (1)
PSF PGIM Government Income Portfolio (Class I) (1)	AST Balanced Asset Allocation Portfolio (1)
PSF PGIM Jennison Growth Portfolio (Class I) (1)	AST Preservation Asset Allocation Portfolio (1)
PSF Small-Cap Stock Index Portfolio (Class I) (1)	AST BlackRock Global Strategies Portfolio (1)
T. Rowe Price International Stock Portfolio (1)	AST International Value Portfolio (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	AST Cohen & Steers Realty Portfolio (2)
MFS® Growth Series (Initial Class) (1)

(1) Statement of net assets as of December 31, 2021, statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and 2020.
(2) Statement of net assets as of December 31, 2021, statement of operations and statement of changes in net assets for the period February 22, 2021 (commencement of operations) to December 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Variable Appreciable Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Variable Appreciable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
A31

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 1, 2022

We have served as the auditor of one or more of the subaccounts of Pruco Life Variable Appreciable Account since 1996.

A32

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2021, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2021.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 16, 2022

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
December 31, 2021 and 2020 (in thousands, except share amounts)

	December 31, 2021	December 31, 2020
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2021 – $4,149; 2020 – $2,339) (amortized cost: 2021 – $12,737,749; 2020 – $6,157,371)	$13,278,166	$7,012,631
Fixed maturities, trading, at fair value (amortized cost: 2021 – $3,319,660; 2020 – $73,413)	3,302,392	82,482
Equity securities, at fair value (cost: 2021 – $106,174; 2020 – $105,508)	111,267	108,457
Policy loans	1,327,485	1,323,681
Short-term investments	182,437	49,997
Commercial mortgage and other loans (net of $5,951 and $4,552 allowance for credit losses at December 31, 2021 and December 31, 2020, respectively)	2,832,560	1,288,846
Other invested assets (includes $348,004 and $94,939 measured at fair value at December 31, 2021 and 2020, respectively)	1,209,925	520,955
Total investments	22,244,232	10,387,049
Cash and cash equivalents	918,931	426,979
Deferred policy acquisition costs	6,830,972	2,433,936
Accrued investment income	160,027	93,613
Reinsurance recoverables	38,598,767	48,367,096
Receivables from parent and affiliates	278,131	266,473
Deferred sales inducements	374,649	0
Income taxes receivable	1,316,879	175,024
Other assets	1,140,948	417,508
Separate account assets	149,797,828	145,740,422
TOTAL ASSETS	$221,661,364	$208,308,100
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$27,927,029	$32,889,181
Policyholders’ account balances	35,361,795	23,857,574
Cash collateral for loaned securities	3,004	2,725
Long-term debt to affiliates	320,362	0
Payables to parent and affiliates	31,775	75,990
Other liabilities	2,264,477	1,694,492
Separate account liabilities	149,797,828	145,740,422
Total liabilities	215,706,270	204,260,384
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	6,042,491	1,726,690
Retained earnings	(437,332)	1,772,398
Accumulated other comprehensive income (loss)	347,435	546,128
Total equity	5,955,094	4,047,716
TOTAL LIABILITIES AND EQUITY	$221,661,364	$208,308,100

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2021, 2020, and 2019 (in thousands)

	2021	2020	2019
REVENUES
Premiums	$203,676	$92,176	$28,544
Policy charges and fee income	1,529,757	624,320	544,156
Net investment income	550,235	367,350	393,797
Asset administration fees	202,177	19,138	16,056
Other income	267,208	83,256	83,560
Realized investment gains (losses), net	(5,295,406)	(62,976)	(116,749)
TOTAL REVENUES	(2,542,353)	1,123,264	949,364
BENEFITS AND EXPENSES
Policyholders’ benefits	655,910	298,149	153,074
Interest credited to policyholders’ account balances	(114,585)	233,375	187,229
Amortization of deferred policy acquisition costs	342,118	140,562	113,318
General, administrative and other expenses	(523,925)	383,043	336,959
TOTAL BENEFITS AND EXPENSES	359,518	1,055,129	790,580
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	(2,901,871)	68,135	158,784
Income tax expense (benefit)	(691,439)	(130,248)	(59,132)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	(2,210,432)	198,383	217,916
Equity in earnings of operating joint venture, net of taxes	702	(1,686)	(917)
NET INCOME (LOSS)	$(2,209,730)	$196,697	$216,999
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(3,891)	599	9,572
Net unrealized investment gains (losses)	(247,176)	334,893	381,447
Total	(251,067)	335,492	391,019
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(52,374)	70,806	81,281
Other comprehensive income (loss), net of taxes	(198,693)	264,686	309,738
Comprehensive income (loss)	$(2,408,423)	$461,383	$526,737

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2021, 2020 and 2019 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2018	$2,500	$1,146,592	$1,612,435	$(28,296)	$2,733,231
Cumulative effect of adoption of accounting changes(1)			(1,981)		(1,981)
Contributed capital		5,900			5,900
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,140			1,140
Comprehensive income:
Net income (loss)			216,999		216,999
Other comprehensive income (loss), net of tax				309,738	309,738
Total comprehensive income (loss)					526,737
Balance, December 31, 2019	2,500	1,153,632	1,577,453	281,442	3,015,027
Cumulative effect of adoption of accounting changes(2)			(1,752)		(1,752)
Contributed capital		575,000			575,000
Dividend to parent			0		0
Contributed (distributed) capital-parent/child asset transfers		(1,942)			(1,942)
Comprehensive income:
Net income (loss)			196,697		196,697
Other comprehensive income (loss), net of tax				264,686	264,686
Total comprehensive income (loss)					461,383
Balance, December 31, 2020	2,500	1,726,690	1,772,398	546,128	4,047,716
Contributed capital		4,342,215			4,342,215
Dividend to parent			0		0
Contributed (distributed) capital-parent/child asset transfers		(26,414)			(26,414)
Comprehensive income:
Net income (loss)			(2,209,730)		(2,209,730)
Other comprehensive income (loss), net of tax				(198,693)	(198,693)
Total comprehensive income (loss)					(2,408,423)
Balance, December 31, 2021	$2,500	$6,042,491	$(437,332)	$347,435	$5,955,094
(1) Includes the impact from the adoption of ASU 2017-08 and 2017-12.
(2) Includes the impact from the adoption of ASU 2016-13. See Note 2.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2021, 2020 and 2019 (in thousands)

	2021	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(2,209,730)	$196,697	$216,999
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(21,763)	(81,850)	(53,158)
Interest credited to policyholders’ account balances	(114,585)	233,375	187,229
Realized investment (gains) losses, net	5,295,406	62,976	116,749
Amortization and other non-cash items	1,488,904	(102,443)	(81,847)
Change in:
Future policy benefits	2,080,967	2,658,195	2,538,263
Reinsurance recoverables	(1,304,306)	(2,440,532)	(2,739,573)
Accrued investment income	(66,414)	(4,165)	(1,170)
Net payables to/receivables from parent and affiliates	(16,904)	(145,743)	(7,175)
Deferred policy acquisition costs	(3,926,121)	(617,907)	(338,455)
Income taxes	(1,082,459)	(142,196)	(138,706)
Derivatives, net	(1,193,004)	10,969	143,004
Other, net	186,068	(6,498)	(22,573)
Cash flows from (used in) operating activities	(883,941)	(379,122)	(180,413)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	1,251,269	385,245	948,693
Fixed maturities, trading	914,662	0	0
Equity securities	100,151	5,043	29,532
Policy loans	172,932	174,208	162,744
Ceded policy loans	(13,387)	(12,863)	(11,953)
Short-term investments	221,645	371,508	51,117
Commercial mortgage and other loans	280,103	123,124	144,512
Other invested assets	302,692	16,280	18,599
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(2,504,582)	(1,269,808)	(940,605)
Fixed maturities, trading	(117,247)	(13,418)	(15,235)
Equity securities	(98,122)	(99,871)	(110)
Policy loans	(122,297)	(137,133)	(196,508)
Ceded policy loans	12,161	20,053	19,790
Short-term investments	(317,593)	(421,495)	(51,113)
Commercial mortgage and other loans	(565,222)	(165,398)	(171,762)
Other invested assets	(148,842)	(74,231)	(84,762)
Notes receivable from parent and affiliates, net	(54,026)	905	15,980
Derivatives, net	(3,234)	(4,048)	(4,056)
Other, net	(10,392)	2,290	(6,342)
Cash flows from (used in) investing activities	(699,329)	(1,099,609)	(91,479)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	5,690,619	4,775,163	5,407,620
Ceded policyholders’ account deposits	(1,149,254)	(3,479,973)	(3,537,492)
Policyholders’ account withdrawals	(3,927,948)	(3,291,806)	(3,568,340)
Ceded policyholders’ account withdrawals	326,680	2,709,182	2,431,701
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	287	(4,804)	(3,534)
Dividend to parent	0	0	(250,000)
Contributed Capital	776,657	575,000	0
Contributed (distributed) capital - parent/child asset transfers	(6,148)	(2,458)	1,443

Net change in financing arrangements (maturities 90 days or less)	0	(2,845)	2,845
Proceeds from the issuance of debt (maturities longer than 90 days)	323,839	0	0
Drafts outstanding	43,741	40,514	7,150
Other, net	(3,251)	24,538	(73,142)
Cash flows from (used in) financing activities	2,075,222	1,342,511	418,251
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	491,952	(136,220)	146,359
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	426,979	563,199	416,840
CASH AND CASH EQUIVALENTS, END OF YEAR	$918,931	$426,979	$563,199
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$391,015	$11,948	$79,574
Interest paid	$6,341	$2,783	$3,204

Significant Non-Cash Transactions
Cash Flows from Investing and Financing Activities for the twelve months ended December 31, 2021 excludes certain non-cash activities related to the following transactions:

Effective July 1, 2021, Pruco Life Insurance Company recaptured the risks related to its business that had previously been reinsured to Prudential Annuities Life Assurance Corporation from April 1, 2016 through June 30, 2021. See Note 1 for additional information.

Effective December 1, 2021, the Pruco Life Insurance Company assumed certain variable and fixed annuities from Prudential Annuities Life Assurance Corporation, which resulted in $2.6 billion of investment transfers and $0.2 billion of dividend payment in securities. See Note 1 for additional information.

There were no significant non-cash transactions for the years ended December 31, 2020 and 2019.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.

Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.

2021 Variable Annuities Recapture

Effective July 1, 2021, the Company recaptured the risks related to its variable annuity base contracts, along with the living benefit guarantees, that had previously been reinsured to Prudential Annuities Life Assurance Corporation (“PALAC”) from April 1, 2016 through June 30, 2021. The recapture does not impact PLNJ, which will continue to reinsure its new and in force business to Prudential Insurance. The product risks related to the previously reinsured business that were being managed in PALAC, were transferred to the Company. In addition, the living benefit hedging program related to the previously reinsured living benefit riders are being managed within the Company. This transaction is referred to as the "2021 Variable Annuities Recapture".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The financial statement impacts of this transaction are as follows:

Interim Consolidated Statement of Financial Position

Day 1 Impact of 2021 Variable Annuities Recapture	Impacts of Recapture
(in millions)
ASSETS
Total investments(1)(2)	$8,324
Cash and cash equivalents	414
Deferred policy acquisition costs	3,286
Accrued investment income	42
Reinsurance recoverables	(12,307)
Deferred sales inducements	388
Receivable from parent and affiliates	0
Income taxes receivable	765
Other assets	(84)
Separate account assets	0
TOTAL ASSETS	$828
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$0
Policyholders’ account balances	0
Cash collateral for loaned securities	0
Payables to parent and affiliates	(106)
Other liabilities	0
Separate account liabilities	0
Total liabilities	(106)
EQUITY
Common stock	0
Additional paid-in capital(3)	3,786
Retained earnings	(2,797)
Accumulated other comprehensive income	(55)
Total equity	934
TOTAL LIABILITIES AND EQUITY	$828
Significant non-cash transactions
(1) The increase in total investments includes non-cash activities of $8.3 billion related to the recapture transaction.
(2) The Company incurred a loss related to ceding commissions of $2 billion.
(3) The increase in Additional paid-in capital includes non-cash activities of $3.4 billion in invested assets related to capital contributions from Prudential Insurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Interim Consolidated Statement of Operations and Comprehensive Income (Loss)

Day 1 Impact of 2021 Variable Annuities Recapture	Impacts of Recapture
(in millions)
REVENUES
Other income (loss)	$(1)
Realized investment gains (losses), net	(4,953)
TOTAL REVENUES	(4,954)
BENEFITS AND EXPENSES
Policyholders’ benefits	257
Interest credited to policyholders’ account balances	(399)
General, administrative and other expenses	(1,272)
TOTAL BENEFITS AND EXPENSES	(1,414)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(3,540)
Income tax expense (benefit)	(743)
NET INCOME (LOSS)	$(2,797)

Affiliated Asset Transfers

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC/ Retained Earnings Increase/(Decrease)	Realized Investment Gain/(Loss), Net	Derivative Gain/(Loss)
				(in millions)
PALAC	July 1, 2021	Purchase	Derivatives, Fixed Maturities, Equity Securities, Commercial Mortgages and JV/LP Investments	$4,908	$4,908	$0	$0	$0
Prudential Insurance	July 1, 2021	Contributed Capital	Fixed Maturities	$3,420	$3,420	$3,420	$0	$0

As part of the recapture transaction, the Company received invested assets of $6.8 billion, net of $2 billion ceding commissions as consideration from PALAC, which is equivalent to the amount of statutory reserve credit taken as of June 30, 2021. The Company released a reinsurance recoverable of $12.3 billion.

The Company derecognized its ceded Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI") balances as of June 30, 2021. The company also recognized a net deferred reinsurance loss from the original transaction of $0.1 billion. As a result of the recapture transaction, the Company recognized a pre-tax loss of $3.5 billion immediately.

There was a $3.8 billion capital contribution from Prudential Insurance, which includes $3.4 billion in invested assets and $0.4 billion in cash.

Affiliated Reinsurance Agreement

Effective December 1, 2021, the Company entered into a reinsurance agreement with PALAC under which the Company assumed all of its variable and fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature from PALAC. As a result, the Company recognized a deferred reinsurance loss of $238 million. As of December 31, 2021, the reinsurance recoverable from the reinsurance of variable indexed annuities was $7.2 billion, and the Policyholder Account Balance resulting from the reinsurance of variable and fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income benefit was $9.8 billion.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; policyholders' account balances and reinsurance related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products; valuation of investments including derivatives, measurement of allowance for credit losses, and the recognition of other-than-temporary impairments; future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

COVID-19

Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the Company's results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Company's financial statements in the areas of, among others, i) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality and policyholder behavior which are reflected in our insurance liabilities and certain related balances (e.g., DAC, etc.). The Company cannot predict what impact the COVID-19 pandemic will ultimately have on its businesses.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized in earnings as an allowance for credit losses and reported in “Realized investment gains (losses), net,” to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. However, the credit impairment recorded cannot exceed the difference between the amortized cost and fair value of the respective security. The net present value used to measure a credit impairment is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition. Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security. Any amount of an AFS debt security’s change in fair value not recorded as an allowance for credit losses will be recorded in Other Comprehensive Income (loss) (“OCI”).

For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, a credit impairment will be recognized and measured using the same process for mortgage-backed and asset-backed AFS debt securities.

When an AFS debt security's fair value is below amortized cost and the Company has the intent to sell the AFS debt security, or it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The write-down is reported in "Realized investment gains (losses), net."

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.”

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired) the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero.

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition, unrealized gains and loss recorded in OCI, and the amount of impairment recognized in earnings. The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The associated unrealized gains and losses, net of tax, and the effect on DAC, deferred sales inducements ("DSI"), future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below.

Fixed maturities, trading, at fair value consists of fixed maturities carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Policy loans represents funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consists of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Commercial mortgage and other loans consists of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of the current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 14 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

Effective January 1, 2020, the Company adopted ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, and related ASUs, using a modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. Adoption of these ASUs requires an entity to estimate lifetime credit losses for certain financial assets carried at amortized cost and certain off-balance sheet exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of reported amounts. The most significant impact is that modifications made to the Company’s process for measuring credit losses for its commercial mortgage and other loans class classified as held for investment. The impact of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $1.8 million, primarily related to commercial mortgage and other loans. The impact of adoption was not material to the following financial statement line items: deferred policy acquisition costs; reinsurance recoverables; income taxes receivable; future policy benefits; policyholders' account balances; and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings.

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model that pools together loans that share similar risk characteristics. Similar risk characteristics used to create the pools include, but are not limited to, vintage, maturity, credit rating, and collateral type.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 indicates that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized cost to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance.

When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan.

In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents includes cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs represent costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions; however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized and if the projected equity return is negative, the return is floored at 0%. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain universal life and annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances result from: (i) the annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods; (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period; and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third party reinsurers, and are reported on the Consolidated Statements of Financial Position net of the CECL allowance. Reinsurance recoverables also include assumed modified coinsurance arrangements which generally reflect the value of the invested assets retained by the cedant and the associated asset returns. Modified coinsurance recoverables contain an embedded derivative (bifurcated and accounted for separately from the host contract) that is presented together with the derivative embedded in the modified coinsurance payables as one compound derivative. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 9.

Income taxes receivable primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.

Deferred sales inducements represents various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducement balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI for applicable products is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 9 for additional information regarding sales inducements.

Other assets consists primarily of deposit assets related to a reinsurance agreement entered into with a third-party reinsurer during 2021 using deposit accounting under U.S. GAAP, which as of December 31, 2021 was $497.0 million. Included in these deposit assets are amounts representing fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5. Also included are premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Separate account assets represents segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate-related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits represents liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 7. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no-lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 7 for additional information regarding policyholders’ account balances. Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity and universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Cash collateral for loaned securities represents liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as "Net investment income".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Securities sold under agreements to repurchase represents liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

Other liabilities consists primarily of reinsurance payables associated with reinsurance arrangements with affiliates that correspond to reinsurance receivables included above in “Reinsurance recoverables”. For additional information about these arrangements see Note 9. Also included is a funds withheld liability for assets retained under a reinsurance agreement that corresponds to the deposit assets above in "Other assets". The funds withheld liability as of December 31, 2021 was $419.2 million. Additionally other liabilities includes accrued expenses, technical overdrafts, deferred gain on reinsurance, and payables resulting from purchases of securities that had not yet settled at the balance sheet date. Other liabilities may also include derivative instruments for which fair values are determined as described below under “Derivative Financial Instruments”.

Separate account liabilities primarily represents the contractholders’ account balances in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”.

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Liabilities for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities”.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Liabilities for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities”.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.

Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity and universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized investment gains (losses), net includes realized gains or losses from sales and maturities of investments, changes to the allowance for credit losses, other impairments, fair value changes on mortgage loans where the fair value option has been elected, releases of Other Comprehensive Income and derivative gains or losses. The derivative gains or losses include the impact of maturities, terminations and changes in fair value of the derivative instruments, including embedded derivatives, and other hedging instruments.

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within "Other invested assets", or as liabilities, within “Payables to parent and affiliates” or "Other liabilities".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. Effective July 1, 2021, the Company recaptured the risks related to its variable annuity base contracts, along with the living benefit guarantees, that had previously been reinsured to PALAC from April 1, 2016 through June 30, 2021. See Note 9 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Additionally, changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2021, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

ASU issued but not yet adopted as of December 31, 2021 — ASU 2018-12

ASU2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018, and was amended by ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date, issued in October 2019, and ASU 2020-11, Financial Services-Insurance (Topic 944): Effective Date and Early Application, issued in November 2020. The Company will adopt ASU 2018-12 effective January 1, 2023 using the modified retrospective transition method where permitted, and apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements.

ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. The Company expects the standard to have a significant financial impact on the Consolidated Financial Statements and will significantly enhance disclosures. In addition to the significant impacts to the balance sheet upon adoption, the Company also expects an impact to the pattern of earnings emergence following the transition date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Outlined below are four key areas of change, although there are other less significant policy changes not noted below.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.	An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in Accumulated other comprehensive income (loss) ("AOCI") or (2) a full retrospective transition method.	The Company will adopt this guidance effective January 1, 2023 using the modified retrospective transition method. The impacts of electing such method are currently under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of either the beginning of the prior year (if early adoption is elected) or the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.	As noted above, the Company will adopt the guidance for the liability for future policy benefits effective January 1, 2023 using the modified retrospective transition method. Upon adoption, there will be an adjustment to AOCI as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between discount rates locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.
Amortization of DAC and other balances	Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a full retrospective transition method for DAC and other balances.
The Company will adopt this guidance effective January 1, 2023 using the modified retrospective transition method. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

Market Risk Benefits ("MRB")
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change in MRB liabilities attributable to changes in an entity’s non-performance risk ("NPR"), which is recognized in OCI.
An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of either the beginning of prior year (if early adoption is elected) or the beginning of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.
The Company will adopt this guidance effective January 1, 2023 using the retrospective transition method. Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Modifications related to COVID-19

We assess modifications to certain fixed income instruments on a case-by-case basis to evaluate whether a TDR has occurred. In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") provides a temporary suspension of TDR accounting for certain COVID-19 related modifications where the investment was not more than 30 days past due as of December 31, 2019 (“TDR Relief”). The TDR Relief was set to expire on December 31, 2020, but was extended through December 31, 2021 by the Consolidated Appropriations Act of 2021. The Company elected to apply the TDR Relief beginning in the first quarter of 2021. The TDR Relief does not apply to modifications completed 60 days after the national emergency related to COVID-19 ends, or December 31, 2021, whichever comes earlier. As of December 31, 2021, any such modifications did not have a material impact on the Company's results of operations.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2021
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$303,040	$31,011	$111	$0	$333,940
Obligations of U.S. states and their political subdivisions	584,244	46,978	701	0	630,521
Foreign government bonds	324,454	29,299	3,271	11	350,471
U.S. public corporate securities	4,794,878	366,764	29,770	0	5,131,872
U.S. private corporate securities	1,964,767	59,037	16,880	2,049	2,004,875
Foreign public corporate securities	906,031	34,234	10,363	0	929,902
Foreign private corporate securities	2,741,449	62,932	48,381	2,089	2,753,911
Asset-backed securities(1)	547,549	860	1,099	0	547,310
Commercial mortgage-backed securities	552,653	25,928	3,397	0	575,184
Residential mortgage-backed securities(2)	18,684	1,501	5	0	20,180
Total fixed maturities, available-for-sale	$12,737,749	$658,544	$113,978	$4,149	$13,278,166
(1)Includes credit-tranched securities collateralized by loan obligations, education loans, auto loans and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$74,946	$2,931	$22	$0	$77,855
Obligations of U.S. states and their political subdivisions	460,003	57,948	0	0	517,951
Foreign government bonds	206,633	44,254	32	0	250,855
U.S. public corporate securities	2,473,440	456,581	587	0	2,929,434
U.S. private corporate securities	919,316	95,793	2,198	855	1,012,056
Foreign public corporate securities	278,717	42,899	886	0	320,730
Foreign private corporate securities	977,539	123,006	7,131	1,484	1,091,930
Asset-backed securities(1)	236,909	1,115	386	0	237,638
Commercial mortgage-backed securities	480,412	40,660	125	0	520,947
Residential mortgage-backed securities(2)	49,456	3,779	0	0	53,235
Total fixed maturities, available-for-sale	$6,157,371	$868,966	$11,367	$2,339	$7,012,631

(1)Includes credit-tranched securities collateralized by loan obligations, credit cards, auto loans, education loans and sub-prime mortgages.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2021
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$2,119	$111	$2,119	$111
Obligations of U.S. states and their political subdivisions	104,621	701	0	0	104,621	701
Foreign government bonds	59,550	2,826	6,473	371	66,023	3,197
U.S. public corporate securities	1,681,201	23,160	180,249	6,610	1,861,450	29,770
U.S. private corporate securities	972,796	14,036	16,409	2,844	989,205	16,880
Foreign public corporate securities	532,445	8,255	29,718	2,108	562,163	10,363
Foreign private corporate securities	1,253,739	42,392	57,637	5,616	1,311,376	48,008
Asset-backed securities	288,971	1,099	0	0	288,971	1,099
Commercial mortgage-backed securities	157,355	1,622	40,689	1,775	198,044	3,397
Residential mortgage-backed securities	1,393	5	0	0	1,393	5
Total fixed maturities, available-for-sale	$5,052,071	$94,096	$333,294	$19,435	$5,385,365	$113,531

	December 31, 2020
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,255	$22	$0	$0	$2,255	$22
Foreign government bonds	2,270	32	0	0	2,270	32
U.S. public corporate securities	33,295	341	2,754	246	36,049	587
U.S. private corporate securities	33,806	771	6,659	1,427	40,465	2,198
Foreign public corporate securities	6,432	97	6,464	789	12,896	886
Foreign private corporate securities	2,931	131	85,340	6,657	88,271	6,788
Asset-backed securities	51,914	183	70,503	203	122,417	386
Commercial mortgage-backed securities	17,443	125	0	0	17,443	125
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$150,346	$1,702	$171,720	$9,322	$322,066	$11,024

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2021 and 2020, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were composed of $95.1 million and $5.0 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $18.4 million and $6.0 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2021, the $19.4 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the utility, finance and consumer non-cyclical sectors. As of December 31, 2020, the $9.3 million of gross unrealized losses of twelve months or more were concentrated in the Company's corporate securities within the finance, energy and utility sectors.

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2021. This conclusion was based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to increases in interest rates, general credit spread widening, foreign currency exchange rate movements and the financial condition or near-term prospects of the issuer. As of December 31, 2021, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2021
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$101,546	$101,320
Due after one year through five years	2,063,502	2,075,819
Due after five years through ten years	3,639,243	3,652,143
Due after ten years	5,814,572	6,306,210
Asset-backed securities	547,549	547,310
Commercial mortgage-backed securities	552,653	575,184
Residential mortgage-backed securities	18,684	20,180
Total fixed maturities, available-for-sale	$12,737,749	$13,278,166
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs, impairments and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$790,331	$81,766	$633,787
Proceeds from maturities/prepayments	465,347	305,859	314,906
Gross investment gains from sales and maturities	14,972	1,293	59,557
Gross investment losses from sales and maturities	(16,674)	(1,878)	(3,785)
OTTI recognized in earnings(2)	N/A	N/A	(9,034)
Write-downs recognized in earnings(3)	(2)	(4,312)	N/A
(Addition to) release of allowance for credit losses(4)	(1,810)	(2,339)	N/A

(1)Excludes activity from non-cash related proceeds due to the timing of trade settlements of $(4.4) million, $(2.4) million and $0.0 million for the years ended December 31, 2021, 2020 and 2019, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(2)For the year ended December 31, 2019, amount excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.
(3)Amounts represent write-downs of credit adverse securities and securities activity marketed for sale. In addition, for the year ended December 31, 2020, amount also include write-downs on securities approaching maturities related to foreign exchange movements.
(4)Effective January 1, 2020, credit losses on available-for-sale fixed maturity securities are recorded within the “allowance for credit losses.”

The following tables set forth the activity in the allowance for credit losses for fixed maturity securities, as of the dates indicated:

	Year Ended December 31, 2021
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of year	$0	$0	$2,339	$0	$0	$0	$2,339
Additions to allowance for credit losses not previously recorded	0	11	2,664	0	0	0	2,675
Reductions for securities sold during the period	0	0	(28)	0	0	0	(28)
Addition (reductions) on securities with previous allowance	0	0	(837)	0	0	0	(837)
Balance, end of period	$0	$11	$4,138	$0	$0	$0	$4,149

	Year Ended December 31, 2020
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of year	$0	$0	$0	$0	$0	$0	$0
Additions to allowance for credit losses not previously recorded	0	0	5,672	0	0	0	5,672
Reductions for securities sold during the period	0	0	(3,147)	0	0	0	(3,147)
Addition (reductions) on securities with previous allowance	0	0	(186)	0	0	0	(186)
Balance, end of period	$0	$0	$2,339	$0	$0	$0	$2,339

See Note 2 for additional information about the Company’s methodology for developing our allowance and expected losses.
For the year ended December 31, 2021, the net increase in the allowance for credit losses on available-for-sale securities was primarily related to adverse projected cash flows on securities in the transportation and communications sectors within private corporate securities.
For the year ended December 31, 2020, the increase in the allowance for credit losses on available-for-sale securities was primarily related to adverse projected cash flows on private corporate securities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company did not have any fixed maturity securities purchased with credit deterioration, as of both December 31, 2021 and 2020.
Fixed Maturities, Trading
The net change in unrealized gains (losses) from fixed maturities, trading still held at period end, recorded within “Other income (loss),” was $156.1 million, $9.1 million and $3.1 million during the years ended December 31, 2021, 2020 and 2019, respectively.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $2.1 million, $(1.2) million and $(1.0) million during the years ended December 31, 2021, 2020 and 2019, respectively.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2021		December 31, 2020
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$748,414	26.4%	$364,549	28.2%
Hospitality	48,141	1.7	34,069	2.6
Industrial	916,398	32.2	399,017	30.9
Office	445,055	15.7	195,443	15.1
Other	252,590	8.9	138,477	10.7
Retail	255,577	9.0	142,266	11.0
Total commercial mortgage loans	2,666,175	93.9	1,273,821	98.5
Agricultural property loans	172,336	6.1	19,577	1.5
Total commercial mortgage and agricultural property loans	2,838,511	100.0%	1,293,398	100.0%
Allowance for credit losses	(5,951)		(4,552)
Total net commercial mortgage and agricultural property loans	$2,832,560		$1,288,846

As of December 31, 2021, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (25%), Texas (10%) and New York (7%)) and included loans secured by properties in Europe (13%), Australia (3%), and Mexico (3%).
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2018	$2,026	$39	$2,065
Addition to (release of) allowance for credit losses	(283)	(14)	(297)
Balance at December 31, 2019	$1,743	$25	$1,768
Cumulative effect of adoption of ASU 2016-13	2,495	(8)	2,487
Addition to (release of) allowance for expected losses	308	(11)	297
Balance at December 31, 2020	$4,546	$6	$4,552
Addition to (release of) allowance for expected losses	1,301	98	1,399
Balance at December 31, 2021	$5,847	$104	$5,951

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2021, the net increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to portfolio growth, partially offset by the improving credit environment.

For the year ended December 31, 2020, the increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to the cumulative effect of adoption of ASU 2016-13.

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2021
	Amortized Cost by Origination Year
	2021	2020	2019	2018	2017	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$47,161	$0	$179,682	$76,656	$126,934	$553,022	$983,455
60%-69.99%	307,999	225,330	289,322	170,444	126,159	116,654	1,235,908
70%-79.99%	163,451	86,083	75,185	13,728	55,032	51,203	444,682
80% or greater	0	0	0	0	958	1,172	2,130
Total	$518,611	$311,413	$544,189	$260,828	$309,083	$722,051	$2,666,175
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$501,456	$195,164	$481,289	$253,938	$289,443	$638,092	$2,359,382
1.0 - 1.2x	17,155	109,862	39,577	6,890	7,100	39,213	219,797
Less than 1.0x	0	6,387	23,323	0	12,540	44,746	86,996
Total	$518,611	$311,413	$544,189	$260,828	$309,083	$722,051	$2,666,175
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$98,579	$26,581	$16,226	$6,463	$8,372	$16,115	$172,336
60%-69.99%	0	0	0	0	0	0	0
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$98,579	$26,581	$16,226	$6,463	$8,372	$16,115	$172,336
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$98,579	$26,581	$16,226	$6,463	$8,372	$15,300	$171,521
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	815	815
Total	$98,579	$26,581	$16,226	$6,463	$8,372	$16,115	$172,336

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2020
	Amortized Cost by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$10,645	$47,284	$33,443	$92,410	$162,030	$251,903	$597,715
60%-69.99%	69,819	95,331	141,260	52,710	80,875	43,823	483,818
70%-79.99%	63,783	36,099	22,431	32,476	21,178	15,342	191,309
80% or greater	0	0	0	979	0	0	979
Total	$144,247	$178,714	$197,134	$178,575	$264,083	$311,068	$1,273,821
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$128,839	$159,476	$177,098	$171,255	$238,010	$290,741	$1,165,419
1.0 - 1.2x	15,408	10,334	7,134	7,320	26,073	16,418	82,687
Less than 1.0x	0	8,904	12,902	0	0	3,909	25,715
Total	$144,247	$178,714	$197,134	$178,575	$264,083	$311,068	$1,273,821
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$0	$0	$0	$6,486	$0	$13,091	$19,577
60%-69.99%	0	0	0	0	0	0	0
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$0	$0	$0	$6,486	$0	$13,091	$19,577
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$0	$0	$0	$6,486	$0	$12,276	$18,762
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	815	815
Total	$0	$0	$0	$6,486	$0	$13,091	$19,577

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2021
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$2,666,175	$0	$0	$0	$2,666,175	$0
Agricultural property loans	172,336	0	0	0	172,336	0
Total	$2,838,511	$0	$0	$0	$2,838,511	$0

(1)As of December 31, 2021, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2020
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,273,821	$0	$0	$0	$1,273,821	$0
Agricultural property loans	19,577	0	0	0	19,577	0
Total	$1,293,398	$0	$0	$0	$1,293,398	$0
(1)As of December 31, 2020, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
For the years ended December 31, 2021 and 2020, there were $1,344 million and $0 million, respectively, of commercial mortgage loans acquired, other than those through direct origination. For the years ended December 31, 2021 and 2020, there were $69 million and $0 million of commercial mortgage and other loans sold, respectively.
The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of both December 31, 2021 and 2020.
Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2021	2020
	(in thousands)
Company's investment in separate accounts	$53,694	$44,018
LPs/LLCs:
Equity method:
Private equity	286,141	241,493
Hedge funds	432,749	77,311
Real estate-related	89,337	63,194
Subtotal equity method	808,227	381,998
Fair value:
Private equity	69,137	65,436
Hedge funds	481	499
Real estate-related	9,861	10,857
Subtotal fair value	79,479	76,792
Total LPs/LLCs	887,706	458,790
Derivative instruments	268,525	18,147
Total other invested assets	$1,209,925	$520,955

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31,
	2021	2020
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$72,416,906	$12,952,942
Total liabilities(2)	$12,120,390	$90,444
Partners’ capital	60,296,516	12,862,498
Total liabilities and partners’ capital	$72,416,906	$12,952,942
Total liabilities and partners’ capital included above	$746,870	$348,267
Equity in LP/LLC interests not included above	201,541	175,024
Carrying value	$948,411	$523,291

(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party-borrowed funds and other miscellaneous liabilities.

	Years Ended December 31,
	2021	2020	2019
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$11,031,051	$565,409	$819,904
Total expenses(2)	(2,044,942)	(201,644)	(200,666)
Net earnings (losses)	$8,986,109	$363,765	$619,238
Equity in net earnings (losses) included above	$62,173	$8,644	$24,971
Equity in net earnings (losses) of LP/LLC interests not included above	28,765	25,859	5,077
Total equity in net earnings (losses)	$90,938	$34,503	$30,048

(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.
(2)Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the dates indicated:

	December 31, 2021	December 31, 2020
	(in thousands)
Fixed maturities	$117,216	$54,565
Equity securities	2	1
Commercial mortgage and other loans	7,025	3,610
Policy loans	35,153	35,374
Other invested assets	254	0
Short-term investments and cash equivalents	377	63
Total accrued investment income	$160,027	$93,613

There were $0.1 million and $0.0 million of write-downs on accrued investment income for the years ended December 31, 2021 and 2020.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Fixed maturities, available-for-sale	$299,607	$224,262	$235,456
Fixed maturities, trading	38,778	1,768	1,374
Equity securities	530	410	856
Commercial mortgage and other loans	63,548	50,534	57,886
Policy loans	69,602	70,363	68,485
Other invested assets	104,375	36,684	38,577
Short-term investments and cash equivalents	712	3,219	9,266
Gross investment income	577,152	387,240	411,900
Less: investment expenses	(26,917)	(19,890)	(18,103)
Net investment income	$550,235	$367,350	$393,797

The carrying value of non-income producing assets included $24.8 million in available-for-sale fixed maturities as of December 31, 2021. Non-income producing assets represent investments that had not produced income for the twelve months preceding for December 31, 2021.
Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Fixed maturities(1)	$(3,514)	$(7,236)	$46,738
Commercial mortgage and other loans	1,535	(226)	297
Other invested assets	(2,737)	(287)	(3,400)
Derivatives(2)	(5,291,043)	(55,003)	(160,368)
Short-term investments and cash equivalents	353	(224)	(16)
Realized investment gains (losses), net	$(5,295,406)	$(62,976)	$(116,749)
(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.
(2)Includes the impact of the 2021 Variable Annuities Recapture. See Note 1 for additional information.
Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2021	2020	2019
	(in thousands)
Fixed maturity securities, available-for-sale — with OTTI(1)	$ N/A	$ N/A	$1,568
Fixed maturity securities, available-for-sale — all other(1)	N/A	N/A	397,136
Fixed maturity securities, available-for-sale with an allowance	3,685	0	N/A
Fixed maturity securities, available-for-sale without an allowance	540,881	857,599	N/A
Derivatives designated as cash flow hedges(2)	39,896	(8,112)	26,126
Affiliated notes	73	4,024	4,715
Other investments(3)	1,854	(4,162)	(4,365)
Net unrealized gains (losses) on investments	$586,389	$849,349	$425,180

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)Effective January 1, 2020, per ASU 2016-13, fixed maturity securities, available-for-sale are no longer required to be disclosed “with OTTI” and “all other.”
(2)For more information on cash flow hedges, see Note 4.
(3)Includes net unrealized gains (losses) on certain joint ventures that are strategic in nature and are included in “Other assets.”
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2021 and 2020, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2021			December 31, 2020
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. public corporate securities	$3,004	$0	$3,004	$0	$0	$0
Foreign public corporate securities	0	0	0	2,725	0	2,725
Total cash collateral for loaned securities(1)	$3,004	$0	$3,004	$2,725	$0	$2,725
(1)The Company did not have any agreements with remaining contractual maturities greater than thirty days, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2021	2020
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$2,871	$2,525
Total securities pledged	$2,871	$2,525
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$3,004	$2,725
Total liabilities supported by the pledged collateral	$3,004	$2,725
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of both December 31, 2021 and 2020, there was no collateral that could be sold or repledged.
As of December 31, 2021 and 2020, there were available-for-sale fixed maturities of $4.1 million and $4.3 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Equity Contracts
Equity options, total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and London Inter-Bank Offered Rate ("LIBOR") plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, variable annuities, indexed annuities, and index-linked universal life) which may include features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements with affiliates, PALAC and Prudential Insurance. The reinsurance agreement with PALAC was recaptured on July 1, 2021. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton") effective April 1, 2015. See Note 9 for additional information on the reinsurance agreements.
Effective December 1, 2021, the Company entered into a reinsurance arrangement with PALAC, which includes features that are accounted for as embedded derivatives. See Note 1 for additional information on the reinsurance arrangement.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2021			December 31, 2020
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$3,344	$55	$0	$3,486	$203	$0
Foreign Currency Swaps	886,552	37,259	(6,900)	861,074	27,336	(49,316)
Total Derivatives Designated as Hedge Accounting Instruments	$889,896	$37,314	$(6,900)	$864,560	$27,539	$(49,316)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$130,358,860	$5,698,740	$(10,348,130)	$663,050	$57,024	$(11,117)
Interest Rate Futures	4,109,300	2,876	(2,709)	57,700	198	0
Interest Rate Swaptions	9,883,000	280,323	(173,863)	0	0	0
Interest Rate Forwards	195,000	3,760	(991)	0	0	0
Foreign Currency
Foreign Currency Forwards	119,653	842	(1,063)	55,292	5	(1,322)
Credit
Credit Default Swaps	306,900	24,789	0	2,313	0	(18)
Currency/Interest Rate
Foreign Currency Swaps	2,139,523	68,477	(23,251)	143,011	6,584	(7,286)
Equity
Total Return Swaps	15,129,666	66,627	(475,209)	0	0	0
Equity Options	19,461,881	902,050	(1,535,272)	3,244,900	306,196	(196,767)
Futures	5,015,002	736	(6,595)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$186,718,785	$7,049,220	$(12,567,083)	$4,166,266	$370,007	$(216,510)
Total Derivatives(1)(2)	$187,608,681	$7,086,534	$(12,573,983)	$5,030,826	$397,546	$(265,826)
(1)Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $9,048 million and $13,228 million as of December 31, 2021 and 2020, respectively included in "Future policy benefits" and $3,246 million and $1,155 million as of December 31, 2021 and 2020, respectively included in "Policyholders' account balances". Other assets included $73 million and $0 million as of December 31, 2021 and 2020, respectively. Other liabilities included $13 million and $0 million as of December 31, 2021 and 2020, respectively. The fair value of the related reinsurance, included in "Reinsurance recoverables" and/or "Reinsurance payables" was an asset of $931 million and $13,240 million as of December 31, 2021 and 2020, respectively.
(2)Recorded in “Other invested assets” and “Payables to parent and affiliates” on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2021
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$7,086,534	$(6,818,009)	$268,525	$0	$268,525
Securities purchased under agreements to resell	185,000	0	185,000	(185,000)	0
Total Assets	$7,271,534	$(6,818,009)	$453,525	$(185,000)	$268,525
Offsetting of Financial Liabilities:
Derivatives	$12,573,983	$(12,568,082)	$5,901	$(5,901)	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$12,573,983	$(12,568,082)	$5,901	$(5,901)	$0

	December 31, 2020
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$397,546	$(379,399)	$18,147	$(14,572)	$3,575
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$397,546	$(379,399)	$18,147	$(14,572)	$3,575
Offsetting of Financial Liabilities:
Derivatives	$265,826	$(265,826)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$265,826	$(265,826)	$0	$0	$0

(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, or equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2021
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$2	$47	$0	$(161)
Currency/Interest Rate	1,357	15,983	11,119	48,169
Total cash flow hedges	1,359	16,030	11,119	48,008
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(20,596)	0	0	0
Currency	2,006	0	0	0
Currency/Interest Rate	44,350	0	79	0
Credit	2,892	0	0	0
Equity	(944,765)	0	0	0
Embedded Derivatives(1)	(4,376,289)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(5,292,402)	0	79	0
Total	$(5,291,043)	$16,030	$11,198	$48,008

	Year Ended December 31, 2020
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$(44)	$21	$0	$284
Currency/Interest Rate	(314)	10,660	(10,161)	(34,522)
Total cash flow hedges	(358)	10,681	(10,161)	(34,238)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	17,000	0	0	0
Currency	(2,560)	0	0	0
Currency/Interest Rate	(4,130)	0	(109)	0
Credit	(284)	0	0	0
Equity	37,480	0	0	0
Embedded Derivatives	(102,151)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(54,645)	0	(109)	0
Total	$(55,003)	$10,681	$(10,270)	$(34,238)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$0	$0	$0	$(50)
Currency/Interest Rate	425	9,007	(1,698)	4,081
Total cash flow hedges	425	9,007	(1,698)	4,031
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	18,609	0	0	0
Currency	20	0	0	0
Currency/Interest Rate	3,485	0	(5)	0
Credit	(1)	0	0	0
Equity	74,068	0	0	0
Embedded Derivatives	(256,974)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(160,793)	0	(5)	0
Total	$(160,368)	$9,007	$(1,703)	$4,031

(1)Includes the impact from 2021 Variable Annuities Recapture, see Note 1 for further details.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2018	$22,122
Cumulative-effect adjustment from the adoption of ASU 2017-12	(27)
Amount recorded in AOCI
Interest Rate	(50)
Currency/Interest Rate	11,815
Total amount recorded in AOCI	11,765
Amount reclassified from AOCI to income
Currency/Interest Rate	(7,734)
Total amount reclassified from AOCI to income	(7,734)
Balance, December 31, 2019	$26,126
Amount recorded in AOCI
Interest Rate	261
Currency/Interest Rate	(34,337)
Total amount recorded in AOCI	(34,076)
Amount reclassified from AOCI to income
Interest Rate	23
Currency/Interest Rate	(185)
Total amount reclassified from AOCI to income	(162)
Balance, December 31, 2020	$(8,112)
Amount recorded in AOCI
Interest Rate	(112)
Currency/Interest Rate	76,628
Total amount recorded in AOCI	76,516
Amount reclassified from AOCI to income
Interest Rate	(49)
Currency/Interest Rate	(28,459)
Total amount reclassified from AOCI to income	(28,508)
Balance, December 31, 2021	$39,896

The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2021 values, it is estimated that a pre-tax gain of $11 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2022.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Derivatives
Credit Derivatives, where the Company has written credit protection on certain index references, has outstanding notional amounts of $157 million and $0 million as of December 31, 2021 and December 31, 2020, respectively. These credit derivatives are reported at fair value as an asset of $11 million and $0 million as of December 31, 2021 and December 31, 2020, respectively. As of December 31, 2021 the notional amount of these credit derivatives had the following NAIC Rating: $57 million in NAIC 3 and $100 million in NAIC 6.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $150 million and $2 million as of December 31, 2021 and 2020, respectively. These credit derivatives are reported at fair value as an asset of $14 million and $0 million as of December 31, 2021 and 2020.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities, derivative contracts that trade on an active exchange market, separate account assets and other liabilities.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, certain OTC derivatives and embedded derivatives resulting from reinsurance.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2021
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$333,940	$0	$	$333,940
Obligations of U.S. states and their political subdivisions	0	630,521	0		630,521
Foreign government bonds	0	350,321	150		350,471
U.S. corporate public securities	0	5,131,872	0		5,131,872
U.S. corporate private securities	0	1,873,370	131,505		2,004,875
Foreign corporate public securities	0	921,008	8,894		929,902
Foreign corporate private securities	0	2,508,676	245,235		2,753,911
Asset-backed securities(2)	0	484,861	62,449		547,310
Commercial mortgage-backed securities	0	463,689	111,495		575,184
Residential mortgage-backed securities	0	20,180	0		20,180
Subtotal	0	12,718,438	559,728		13,278,166
Fixed maturities, trading	0	3,302,392	0		3,302,392
Equity securities	58,160	40,635	12,472		111,267
Short-term investments	9,997	135,440	0		145,437
Cash equivalents	13,999	422,633	0		436,632
Other invested assets(3)	246,097	6,840,437	0	(6,818,009)	268,525
Other assets	0	0	72,937		72,937
Reinsurance recoverables	0	0	931,207		931,207
Receivables from parent and affiliates	0	162,045	0		162,045
Subtotal excluding separate account assets	328,253	23,622,020	1,576,344	(6,818,009)	18,708,608
Separate account assets(4)(5)	52,100	144,059,558	0		144,111,658
Total assets	$380,353	$167,681,578	$1,576,344	$(6,818,009)	$162,820,266
Future policy benefits(6)	$0	$0	$9,047,956	$	$9,047,956
Policyholders' account balances	0	0	3,245,773		3,245,773
Payables to parent and affiliates	0	12,563,253	0	(12,563,253)	0
Other liabilities	10,730	12,624	0	(4,829)	18,525
Total liabilities	$10,730	$12,575,877	$12,293,729	$(12,568,082)	$12,312,254

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2020
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$22,855	$55,000	$	$77,855
Obligations of U.S. states and their political subdivisions	0	517,951	0		517,951
Foreign government bonds	0	250,692	163		250,855
U.S. corporate public securities	0	2,929,431	3		2,929,434
U.S. corporate private securities	0	977,423	34,633		1,012,056
Foreign corporate public securities	0	311,407	9,323		320,730
Foreign corporate private securities	0	961,113	130,817		1,091,930
Asset-backed securities(2)	0	235,573	2,065		237,638
Commercial mortgage-backed securities	0	520,947	0		520,947
Residential mortgage-backed securities	0	53,235	0		53,235
Subtotal	0	6,780,627	232,004		7,012,631
Fixed maturities, trading	0	81,727	755		82,482
Equity securities	100,268	300	7,889		108,457
Short-term investments	49,997	0	0		49,997
Cash equivalents	49,996	347,330	0		397,326
Other invested assets(3)	198	397,348	0	(379,399)	18,147
Other assets	0	0	0		0
Reinsurance recoverables	0	0	13,239,539		13,239,539
Receivables from parent and affiliates	0	111,970	0		111,970
Subtotal excluding separate account assets	200,459	7,719,302	13,480,187	(379,399)	21,020,549
Separate account assets(4)(5)	0	140,583,009	0		140,583,009
Total assets	$200,459	$148,302,311	$13,480,187	$(379,399)	$161,603,558
Future policy benefits(6)	$0	$0	$13,227,814	$	$13,227,814
Policyholders' account balances	0	0	1,155,274		1,155,274
Payables to parent and affiliates	0	265,826	0	(265,826)	0
Other liabilities	0	0	0		0
Total liabilities	$0	$265,826	$14,383,088	$(265,826)	$14,383,088

(1)“Netting” amounts represent cash collateral of $(5,750.1) million and $113.6 million as of December 31, 2021 and 2020, respectively.
(2)Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2021 and 2020, the fair values of such investments were $79 million and $77 million, respectively.
(4)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Consolidated Statements of Financial Position.
(5)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2021 and 2020, the fair value of such investments was $5,686 million and $5,157 million, respectively.
(6)As of December 31, 2021, the net embedded derivative liability position of $9,048 million includes $610 million of embedded derivatives in an asset position and $9,658 million of embedded derivatives in a liability position. As of December 31, 2020, the net embedded derivative liability position of $13,228 million includes $483 million of embedded derivatives in an asset position and $13,711 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2020 and 2019, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates” or "Other liabilities", except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Other assets consists primarily of deposit assets related to reinsurance agreements using deposit accounting under U.S. GAAP, which include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. The methods and assumptions used to estimate the fair value are consistent with those described below in “Policyholders' account balances”.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life and certain annuity products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	December 31, 2021
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$312,139	Discounted cash flow	Discount rate		1.65%		20%	4.57%		Decrease
		Market Comparables	EBITDA multiples(3)	4.9	X	19.2	X	9.0	X	Increase
		Liquidation	Liquidation value		62.58%		62.58%	62.58%		Increase
Reinsurance recoverables	$931,207	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$9,047,956	Discounted cash flow	Lapse rate(6)		1%		20%			Decrease
			Spread over LIBOR(7)		0.03%		1.13%			Decrease
			Utilization rate(8)		39%		96%			Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)		0%		15%			Decrease
			Equity volatility curve		16%		25%			Increase
Policyholders' account balances(5)	$3,245,773	Discounted cash flow	Lapse rate(6)		1%		42%			Decrease
			Spread over LIBOR(7)		0.03%		1.13%			Decrease
			Mortality rate(10)		0%		23%			Decrease
			Equity volatility curve		6%		31%			Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2020
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$151,554	Discounted cash flow	Discount rate	0.99%	11.38%	3.44%	Decrease
Reinsurance recoverables	$13,239,539	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$13,227,814	Discounted cash flow	Lapse rate(6)	1%	20%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Utilization rate(8)	39%	96%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	18%	26%		Increase
Policyholders' account balances(5)	$1,155,274	Discounted cash flow	Lapse rate(6)	1%	6%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Mortality rate(10)	0%	24%		Decrease
			Equity volatility curve	15%	30%		Increase
(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities, available-for-sale and fixed maturities trading.
(3)Represents multiples of earnings before interest, taxes, depreciation and amortization "EBITDA", and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(4)Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life and annuity products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(6)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(7)The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
(8)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.
(9)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2021 and 2020, the minimum withdrawal rate assumption is 76% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(10)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors. During weaker economic cycles, as the expectations of default increases, credit spreads widen, which results in a decrease in fair value.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent that more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2021
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$55,000	$0	$0	$(55,000)	$0	$0	$0	$0	$0	$0	$0
Foreign government	163	(13)	0	0	0	0	0	0	0	150	(15)
Corporate securities(4)	174,776	(10,914)	95,294	(5,085)	0	(28,690)	156,667	9,313	(5,727)	385,634	(11,298)
Structured securities(5)	2,065	4,165	74,800	(29)	0	(1,761)	32,859	107,038	(45,193)	173,944	4,189
Other assets:
Fixed maturities, trading	755	46	0	0	0	0	0	0	(801)	0	46
Equity securities	7,889	709	0	0	0	0	3,874	0	0	12,472	709
Other invested assets	0	0	0	0	0	0	0	0	0	0	0
Short-term investments	0	181	0	0	0	(1,871)	1,690	0	0	0	0
Cash equivalents	0	147	0	0	0	(1,377)	1,230	0	0	0	0
Other assets	0	1,258	1,170	0	0	(899)	71,408	0	0	72,937	359
Reinsurance recoverables	13,239,539	(12,937,591)	629,259	0	0	0	0	0	0	931,207	(545,001)
Receivables from parent and affiliates	0	0	0	0	0	0	0	0	0	0	0
Liabilities:
Future policy benefits	(13,227,814)	5,281,553	0	0	(1,101,695)	0	0	0	0	(9,047,956)	4,647,753
Policyholders' account balances(6)	(1,155,274)	(78,321)	0	0	(265,807)	0	(1,746,371)	0	0	(3,245,773)	5,476

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2021
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(832)	$0	$(6,318)	$388	$(1,778)	$0	$(5,346)
Other assets:
Fixed maturities, trading	0	46	0	0	0	46	0
Equity securities	0	709	0	0	0	709	0
Other invested assets	0	0	0	0	0	0	0
Short-term investments	181	0	0	0	0	0	0
Cash equivalents	147	0	0	0	0	0	0
Other assets	1,258	0	0	0	359	0	0
Reinsurance recoverables	(12,937,591)	0	0	0	(545,001)	0	0
Receivables from parent and affiliates	0	0	0	0	0	0	0
Liabilities:
Future policy benefits	5,281,553	0	0	0	4,647,753	0	0
Policyholders' account balances	(78,321)	0	0	0	5,476	0	0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2020
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$38,671	$0	$16,329	$0	$0	$0	$0	$0	$0	$55,000	$0
Foreign government	163	0	0	0	0	0	0	0	0	163	(1)
Corporate securities(4)	50,083	14,715	11,121	(3,680)	0	(7,850)	(1,914)	114,695	(2,394)	174,776	14,679
Structured securities(5)	2,001	(483)	7,444	(6)	0	(1,255)	0	0	(5,636)	2,065	(489)
Other assets:
Fixed maturities, trading	668	87	0	0	0	0	0	0	0	755	87
Equity securities	9,898	2,821	0	(4,830)	0	0	0	0	0	7,889	1,211
Other invested assets	4	(4)	0	0	0	0	0	0	0	0	(4)
Short-term investments	0	0	0	0	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Other assets	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	8,539,671	3,604,075	1,095,793	0	0	0	0	0	0	13,239,539	3,889,923
Receivables from parent and affiliates	3,135	23	0	0	0	(3,158)	0	0	0	0	0
Liabilities:
Future policy benefits	(8,529,566)	(3,610,281)	0	0	(1,087,967)	0	0	0	0	(13,227,814)	(3,896,128)
Policyholders' account balances(6)	(962,351)	(30,199)	0	0	(162,724)	0	0	0	0	(1,155,274)	3,853

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2020
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(5,019)	$0	$19,106	$145	$(4,773)	$0	$18,962
Other assets:
Fixed maturities, trading	0	87	0	0	0	87	0
Equity securities	0	2,821	0	0	0	1,211	0
Other invested assets	(4)	0	0	0	(4)	0	0
Short-term investments	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0
Other assets	0	0	0	0	0	0	0
Reinsurance recoverables	3,604,075	0	0	0	3,889,923	0	0
Receivables from parent and affiliates	0	0	0	23	0	0	0
Liabilities:
Future policy benefits	(3,610,281)	0	0	0	(3,896,128)	0	0
Policyholders' account balances	(30,199)	0	0	0	3,853	0	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2019, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2019.

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(8,198)	$0	$3,615	$680	$(8,467)	$0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	(83)
Equity securities	0	1,668	0	0	0	1,534
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Other assets	0	0	0	0	0	0
Reinsurance recoverables	1,936,363	0	0	0	2,142,421	0
Receivables from parent and affiliates	0	0	0	190	0	0
Liabilities:
Future policy benefits	(1,945,323)	0	0	0	(2,151,380)	0
Policyholders' account balances	(765,917)	0	0	0	(759,661)	0
(1)Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts. Refer to Note 1 for impacts to Realized investments gains (losses), net related to the 2021 Variable Annuities Recapture and the Affiliated Reinsurance Agreement.
(2)For current year "Other" represents noncash transfers related to the 2021 Variable Annuities Recapture and the Affiliated Reinsurance Agreement. Refer to Note 1 for additional information.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.
(5)Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.
(6)Issuances and settlements for Policyholders' account balances are presented net in the rollforward.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2021
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$2,883,710	$2,883,710	$2,832,560
Policy loans	0	0	1,327,485	1,327,485	1,327,485
Short-term investments	37,000	0	0	37,000	37,000
Cash and cash equivalents	297,299	185,000	0	482,299	482,299
Accrued investment income	0	160,027	0	160,027	160,027
Reinsurance recoverables	0	0	29,931	29,931	28,883
Receivables from parent and affiliates	0	116,086	0	116,086	116,086
Other assets	0	134,598	434,383	568,981	568,981
Total assets	$334,299	$595,711	$4,675,509	$5,605,519	$5,553,321
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,356,850	$2,590,487	$3,947,337	$3,941,822
Cash collateral for loaned securities	0	3,004	0	3,004	3,004
Long-term debt to affiliates	0	319,225	0	319,225	320,362
Payables to parent and affiliates	0	31,775	0	31,775	31,775
Other liabilities	0	864,788	34,091	898,879	898,879
Total liabilities	$0	$2,575,642	$2,624,578	$5,200,220	$5,195,842

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2020
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,359,422	$1,359,422	$1,288,846
Policy loans	0	0	1,323,681	1,323,681	1,323,681
Short Term investments	0	0	0	0	0
Cash and cash equivalents	29,653	0	0	29,653	29,653
Accrued investment income	0	93,613	0	93,613	93,613
Reinsurance recoverables	0	0	227,993	227,993	217,637
Receivables from parent and affiliates	0	154,503	0	154,503	154,503
Other assets	0	27,120	0	27,120	27,120
Total assets	$29,653	$275,236	$2,911,096	$3,215,985	$3,135,053
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,428,043	$286,533	$1,714,576	$1,704,220
Cash collateral for loaned securities	0	2,725	0	2,725	2,725
Long-term Debt	0	0	0	0	0
Payables to parent and affiliates	0	75,990	0	75,990	75,990
Other liabilities	0	415,889	0	415,889	415,889
Total liabilities	$0	$1,922,647	$286,533	$2,209,180	$2,198,824

(1)Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost; cash and cash equivalent instruments, accrued investment income.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other Assets
Other assets primarily consists of deposit assets related to the reinsurance agreements with Pruco Life and a third party reinsurer, which uses deposit accounting under U.S. GAAP. Also included are other assets that meet the definition of financial instruments, including receivables such as unsettled trades and accounts receivable.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities includes the funds withheld liability for assets retained under the reinsurance agreement that corresponds to the deposit assets above in "Other Assets". Also included are unsettled trades, drafts, and escrow deposits. Payables to parent and affiliates is primarily related to accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2021	2020	2019
	(in thousands)
Balance, beginning of year	$2,433,936	$1,855,698	$1,613,922
Capitalization of commissions, sales and issue expenses	1,057,030	758,469	451,773
Amortization-Impact of assumption and experience unlocking and true-ups	40,482	(27,844)	(34,619)
Amortization-All other	(382,600)	(112,718)	(78,699)
Change due to unrealized investment gains and losses	(81,031)	(39,861)	(37,337)
Other (1)(2)(3)	3,763,155	192	(59,342)
Balance, end of year	$6,830,972	$2,433,936	$1,855,698

(1) 2021 includes the impact of the 2021 Variable Annuities Recapture as well as the assuming of DAC upon Affiliated Reinsurance Agreement with PALAC. See Note 1 and Note 9 for additional information.
(2) 2020 represents the impact of the January 1, 2020 adoption of ASU 2016-13.
(3) 2019 represents ceded DAC upon reinsurance agreement with Prudential Arizona Reinsurance Term Company and Prudential Arizona Reinsurance Captive Company in 2019. See Note 9 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2021	2020
	(in thousands)
Life insurance – domestic	$18,095,368	$17,167,209
Life insurance – Taiwan	0	1,642,747
Individual annuities and supplementary contracts	740,941	810,989
Other contract liabilities	9,090,720	13,268,236
Total future policy benefits	$27,927,029	$32,889,181

Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and guaranteed minimum death benefits. Other contract liabilities include liabilities for variable annuity living benefit guarantees and certain other reserves for annuities and individual life products.
Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8%.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.7% to 14.8%; less than 0.3% of the reserves based on an interest rate in excess of 8%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The interest rates used in the determination of the present values range from 0.6% to 2.9%. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2021	2020
	(in thousands)
Interest-sensitive life contracts	$19,729,444	$18,638,033
Individual annuities(1)	14,150,233	3,637,196
Guaranteed interest accounts	125,249	154,284
Other	1,356,869	1,428,061
Total policyholders’ account balances	$35,361,795	$23,857,574
(1) 2021 amount includes assumed business from PALAC.

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products. See Note 5 for additional information on the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 0.8% to 4.6%. Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 10.0%. Interest crediting rates for other range from 0.5% to 5.4%.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred and fixed indexed annuity contracts without MVA that have a guaranteed credited rate, annuity benefit and withdrawal benefit. The Company also issues indexed variable annuity contracts for which the return, when the account value is allocated to the index strategies, is tied to the return of specific indices subject to applicable contractual minimums and maximums and also varying levels of downside protection. The contract also guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals upon death. In certain of these indexed variable annuity contracts, the Company also contractually guarantees to the contractholder withdrawal benefits payable during specific periods.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2021 and 2020, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2021		December 31, 2020
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$103,862,788	N/A	$104,700,706	N/A
Net amount at risk	$27,872	N/A	$18,336	N/A
Average attained age of contractholders	69 years	N/A	68 years	N/A
Minimum return or contract value
Account value	$19,634,387	$113,689,139	$19,949,435	$114,832,594
Net amount at risk	$1,124,519	$1,653,394	$1,272,073	$2,042,199
Average attained age of contractholders	72 years	69 years	71 years	68 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years
(1)Balances are gross of reinsurance.
(2)Includes income and withdrawal benefits.

	December 31, 2021	December 31, 2020

	In the Event of Death(1)(2)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$4,473,502	$4,087,733
General account value	$10,558,009	$9,920,732
Net amount at risk	$149,872,088	$146,158,176
Average attained age of contractholders	58 years	56 years
(1)Balances are gross of reinsurance.
(2)Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2021(1)	December 31, 2020(1)
	(in thousands)
Equity funds	$69,299,203	$68,436,773
Bond funds	47,895,089	51,126,536
Money market funds	3,016,761	1,578,516
Total	$120,211,053	$121,141,825
(1)Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $3.3 billion at December 31, 2021 and $3.5 billion at December 31, 2020 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2021, 2020 and 2019 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 9 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance at December 31, 2018	$411,568	$5,231,854	$16,810	$5,588,839	$11,249,071
Incurred guarantee benefits(1)	52,717	1,473,762	2,266	2,940,727	4,469,472
Paid guarantee benefits	(25,992)	(110,642)	(2,209)	0	(138,843)
Change in unrealized investment gains and losses	22,208	805,259	240	0	827,707
Balance at December 31, 2019	460,501	7,400,233	17,107	8,529,566	16,407,407
Incurred guarantee benefits(1)	114,878	1,368,759	3,490	4,698,248	6,185,375
Paid guarantee benefits	(37,804)	(126,148)	(1,667)	0	(165,619)
Change in unrealized investment gains and losses	31,488	720,741	318	0	752,547
Balance at December 31, 2020	569,063	9,363,585	19,248	13,227,814	23,179,710
Incurred guarantee benefits(1)	(10,596)	1,089,139	(3,650)	(4,179,858)	(3,104,965)
Paid guarantee benefits	(24,394)	(189,453)	0	0	(213,847)
Change in unrealized investment gains and losses	(46,542)	(326,128)	(484)	0	(373,154)
Balance at December 31, 2021	$487,531	$9,937,143	$15,114	$9,047,956	$19,487,744
(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements”. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances”, are as follows:

Sales Inducements
(in thousands)
Balance at December 31, 2020	$0
Capitalization	167
Amortization - Impact of assumption and experience unlocking and true-ups	16,286
Amortization - All other	(37,737)
Change in unrealized investment gains and losses	7,669
Other (1)	388,264
Balance at December 31, 2021	$374,649
(1) Represents the impact of the 2021 Variable Annuities Recapture.
There were no deferred sales inducements balances at December 31, 2020 because they were fully ceded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

9. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, Gibraltar Universal Life Reinsurance Company ("GUL Re"), Dryden Arizona Reinsurance Term Company (“DART”), Lotus Reinsurance Company Ltd. ("Lotus Re") and Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a subsidiary of Prudential Financial that was sold to a third-party on June 30, 2021, as discussed below. As of July 1, 2021, the Company recaptured the risks related to its business that had been previously reinsured to PALAC as a result of the 2021 Variable Annuities Recapture, which is discussed below and in Note 1. The Company also participates in reinsurance with its parent company Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC which was recaptured as part of the 2021 Variable Annuities Recapture, and the PLNJ business which was reinsured to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2021	2020
	(in thousands)
Reinsurance recoverables	$38,598,767	$48,367,096
Policy loans	(156,749)	(153,869)
Deferred policy acquisition costs	(2,575,232)	(6,574,020)
Deferred sales inducements	(37,905)	(445,493)
Other assets(1)	353,669	233,364
Policyholders’ account balances	12,005,839	4,773,439
Future policy benefits(2)	5,286,252	5,069,353
Other liabilities(3)	1,224,399	1,099,318
(1)Includes $0.0 million of unaffiliated activity as of both December 31, 2021 and 2020.
(2)Includes $0.0 million of unaffiliated activity as of both December 31, 2021 and 2020.
(3)Includes $49.2 million and $42.6 million of unaffiliated activity as of December 31, 2021 and 2020, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance recoverables by counterparty are broken out below:

	December 31, 2021	December 31, 2020
	(in thousands)
PAR U	$13,523,832	$13,352,845
PALAC	7,198,504	15,941,123
PURC	5,830,441	5,368,831
PARCC	2,371,491	2,572,428
GUL Re	2,710,926	2,573,609
PAR Term	1,972,339	1,913,265
Prudential Insurance	2,082,551	2,421,226
Prudential of Taiwan	0	1,649,998
Term Re	1,953,063	1,766,978
DART	644,101	502,770
Lotus Re	32,039	0
Unaffiliated	279,480	304,023
Total reinsurance recoverables	$38,598,767	$48,367,096

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2021	2020	2019
	(in thousands)
Premiums:
Direct	$1,909,878	$1,923,708	$1,882,584
Assumed(1)	162	184	206
Ceded(2)	(1,706,364)	(1,831,716)	(1,854,246)
Net premiums	203,676	92,176	28,544
Policy charges and fee income:
Direct	3,647,883	3,491,735	3,725,113
Assumed	582,003	587,466	519,265
Ceded(3)	(2,700,129)	(3,454,881)	(3,700,222)
Net policy charges and fee income	1,529,757	624,320	544,156
Net investment income:
Direct	555,404	372,822	398,762
Assumed	1,049	1,579	1,631
Ceded	(6,218)	(7,051)	(6,596)
Net investment income	550,235	367,350	393,797
Asset administration fees:
Direct	403,359	360,438	355,118
Assumed	0	0	0
Ceded	(201,182)	(341,300)	(339,062)
Net asset administration fees	202,177	19,138	16,056
Other income:
Direct	227,035	78,445	83,891
Assumed(4)	(66)	(1)	(293)
Ceded	35,790	165	(59)
Amortization of reinsurance income	4,449	4,647	21
Net other income	267,208	83,256	83,560
Realized investment gains (losses), net:
Direct	7,656,388	(3,593,799)	(1,912,241)
Assumed	18,171	0	0
Ceded(5)	(12,969,965)	3,530,823	1,795,492
Realized investment gains (losses), net	(5,295,406)	(62,976)	(116,749)
Policyholders’ benefits (including change in reserves):
Direct	3,611,402	3,584,011	3,352,159
Assumed(6)	849,599	1,055,277	885,542
Ceded(7)	(3,805,091)	(4,341,139)	(4,084,627)
Net policyholders’ benefits (including change in reserves)	655,910	298,149	153,074
Interest credited to policyholders’ account balances:
Direct	563,821	536,886	470,551
Assumed	138,202	136,153	135,355
Ceded	(816,608)	(439,664)	(418,677)
Net interest credited to policyholders’ account balances	(114,585)	233,375	187,229
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(2,265,350)	(1,589,113)	(1,772,111)
(1)Includes $0.2 million of unaffiliated activity for the year ended December 31, 2021 and $0.2 million for both years ended December 31, 2020 and 2019.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(2)Includes $(19.8) million, $(10.5) million and $(0.6) million of unaffiliated activity for the years ended December 31, 2021, 2020 and 2019, respectively.
(3)Includes $(65) million, $(54) million and $(34) million of unaffiliated activity for the years ended December 31, 2021, 2020 and 2019, respectively.
(4)Includes $0.0 million, $0.0 million and $(0.3) million of unaffiliated activity for the years ended December 31, 2021, 2020 and 2019, respectively.
(5)Includes $(48) million, $73 million and $44 million of unaffiliated activity for the years ended December 31, 2021, 2020 and 2019, respectively.
(6)Includes $0.4 million, $0.9 million and $1.9 million of unaffiliated activity for the years ended December 31, 2021, 2020 and 2019, respectively.
(7)Includes $(201) million, $(70) million and $(30) million of unaffiliated activity for the years ended December 31, 2021, 2020 and 2019, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2021	2020	2019
	(in thousands)
Direct gross life insurance face amount in force	$1,079,382,740	$1,045,775,819	$993,850,732
Assumed gross life insurance face amount in force	37,822,851	38,818,752	39,877,183
Reinsurance ceded	(992,635,327)	(986,701,914)	(963,444,461)
Net life insurance face amount in force	$124,570,264	$97,892,657	$70,283,454

Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance. This reinsurance agreement covers new and in-force business and excludes business reinsured externally. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation had no impact on the reinsurance agreement between PALAC, Prudential Insurance, and the Company.
Effective July 1, 2021, the Company recaptured the risks related to its business, as discussed above, that had previously been reinsured to PALAC from April 1, 2016 through June 30, 2021. The recapture does not impact PLNJ, which will continue to reinsure its new and in force business to Prudential Insurance. The product risks related to the previously reinsured business that were being managed in PALAC, were transferred to the Company. In addition, the living benefit hedging program related to the previously reinsured living benefit riders are being managed within the Company. See Note 1 for additional information.
Effective December 1, 2021, the Company entered into a reinsurance agreement with PALAC under which the Company assumed all of its variable indexed annuities. The reinsurance of the variable indexed annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts. As a result of the agreement, Reinsurance recoverables includes the assumed modified coinsurance arrangement, which reflects the value of the invested assets retained by PALAC and the associated asset returns.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates from January 1, 2014 through December 31, 2016.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $476 million in premiums and $409 million in expenses ceded with the difference being deferred and subsequently amortized through income.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates on or after January 1, 2017 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain of its universal policies with effective dates prior to January 1, 2014.
PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $150 million in premiums and $115 million in expenses ceded with the difference being deferred and subsequently amortized through income.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
On August 11, 2020, Prudential International Insurance Holdings, Ltd. (“PIIH”), a subsidiary of Prudential Financial, entered into a Share Purchase Agreement with Taishin Financial Holding Co., Ltd. (the “Buyer”) pursuant to which PIIH has agreed to sell to the Buyer all of the issued and outstanding capital stock of Prudential of Taiwan. The Share Purchase Agreement contains customary warranties and covenants of PIIH and the Buyer. On June 30, 2021, PIIH completed the sale of Prudential of Taiwan to the Buyer. This resulted in the removal of the insurance related liabilities and offsetting reinsurance recoverables previously on the books of Pruco Life. The Buyer provided Pruco Life a backstop indemnification and Pruco Life provided a guarantee to stand ready to perform in the event of default by both Prudential of Taiwan and the Buyer. Refer to Note 14 for details on the guarantee.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. As of January 1, 2020, the remaining portions of new business (specifically Term policies) ceased being reinsured by the Company to Prudential Insurance. Effective July 1, 2017, the Company reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, this agreement has been recaptured for certain term life insurance policies which are now reinsured to PARCC and PAR Term as noted above.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There was no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there was no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control. In January 2021, there was a definitive agreement announced to subsequently sell the two counterparties mentioned above. We anticipate there will be no impact to the terms, rights or obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in-force business.
DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Lotus Re
Effective October 1, 2021, the Company entered into an automatic coinsurance agreement with Lotus Re to reinsure the risks associated with a portion of its Variable Life policies in the extended term policy status.
During the first quarter of 2022, subject to the receipt of regulatory approvals and the satisfaction of customary closing conditions, the Company will enter into a reinsurance agreement to cede a closed block of Variable Life business to Lotus Re.
Information regarding significant third-party reinsurance arrangements is described below.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2021, $3.3 billion of HDI v.3.0 account values are reinsured to Union Hamilton.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Current tax expense (benefit):
U.S. federal	$440,649	$(358,548)	$56,371
State and local	5,002	0	0
Total	445,651	(358,548)	56,371
Deferred tax expense (benefit):
U.S. federal	(1,137,090)	228,300	(115,503)
Total	(1,137,090)	228,300	(115,503)
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(691,439)	(130,248)	(59,132)
Income tax expense (benefit) on equity in earnings of operating joint ventures	(147)	(518)	(1,773)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(52,374)	70,806	81,281
Total income tax expense (benefit)	$(743,960)	$(59,960)	$20,376
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2021, 2020 and 2019, and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Expected federal income tax expense (benefit)	$(609,393)	$14,308	$33,345
Non-taxable investment income	(48,662)	(46,836)	(52,291)
Tax credits	(36,806)	(27,980)	(40,602)
Changes in tax law	(3,644)	(70,121)	0
Other	7,066	381	416
Reported income tax expense (benefit)	$(691,439)	$(130,248)	$(59,132)
Effective tax rate	23.8%	(191.2)%	(37.2)%
The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2021, 2020 and 2019 was 23.8%, (191.2)% and (37.2)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2021, 2020 and 2019, and the Company’s effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $46 million of the total $49 million of 2021 non-taxable investment income, $45 million of the total $47 million of 2020 non-taxable investment income, and $50 million of the total $52 million of 2019 non-taxable investment income. The DRD for the current period was estimated using information from 2020, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Tax Law. The following is a notable change in tax law that impacted the Company’s effective tax rate for the periods presented:
The CARES Act. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2020, 2019 or 2018 to carry back those losses for up to five years. For 2020, the Company recorded an income tax benefit of $70 million from carrying the estimated 2020 NOL back to tax years that have a 35% tax rate.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2021	2020
	(in thousands)
Deferred tax assets:
Insurance reserves	$2,391,739	$296,635
Other	2,894	0
Deferred tax assets	2,394,633	296,635
Deferred tax liabilities:
Deferred policy acquisition cost	1,003,301	142,147
Deferred sales inducements	78,676	0
Net unrealized gain on securities	114,705	180,067
Investments	155,891	124,821
Other	0	4,032
Deferred tax liabilities	1,352,573	451,067
Net deferred tax asset (liability)	$1,042,060	$(154,432)
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2021 and 2020. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $(2,902) million, $68 million and $159 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company had no unrecognized tax benefits as of December 31, 2021, 2020, and 2019. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The company did not recognize tax related interest and penalties.
At December 31, 2021, the Company remains subject to examination in the U.S. for tax years 2014 through 2021.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.
11. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Net unrealized investment gains (losses) are described in further detail in Note 2. The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2018	$(17,448)	$(10,848)	$(28,296)
Change in OCI before reclassifications	9,572	435,919	445,491
Amounts reclassified from AOCI	0	(54,472)	(54,472)
Income tax benefit (expense)	(41)	(81,240)	(81,281)
Balance, December 31, 2019	(7,917)	289,359	281,442
Change in OCI before reclassifications	599	327,819	328,418
Amounts reclassified from AOCI	0	7,074	7,074
Income tax benefit (expense)	(479)	(70,327)	(70,806)
Balance, December 31, 2020	(7,797)	553,925	546,128
Change in OCI before reclassifications	(3,891)	(222,182)	(226,073)
Amounts reclassified from AOCI	0	(24,994)	(24,994)
Income tax benefit (expense)	414	51,960	52,374
Balance, December 31, 2021	$(11,274)	$358,709	$347,435
(1)Includes cash flow hedges of $40 million, $(8) million, and $26 million as of December 31, 2021, 2020 and 2019, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$28,508	$162	$7,734
Net unrealized investment gains (losses) on available-for-sale securities(4)	(3,514)	(7,236)	46,738
Total net unrealized investment gains (losses)	24,994	(7,074)	54,472
Total reclassifications for the period	$24,994	$(7,074)	$54,472
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(4)See table below for additional information on unrealized investment gains (losses), including the impact on DAC and other costs, future policy benefits, policyholders’ account balances and other liabilities.
Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income” (loss) for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to available-for-sale fixed maturity securities on which an OTTI had been previously recognized, an allowance for credit losses has been recorded, and all other net unrealized investment gains (losses), are as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI Loss has been Recognized	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recorded(1)	Net Unrealized Gains (Losses) on All Other Investments(3)	DAC and Other Costs(4)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(5)	Income Tax Benefit (Expense)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2018	$(689)	$0	$(16,632)	$(65,895)	$68,042	$4,326	$(10,848)
Net unrealized investment gains (losses) on investments arising during the period	2,112	0	494,861	0	0	(105,845)	391,128
Reclassification adjustment for (gains) losses included in net income	210	0	(54,682)	0	0	11,601	(42,871)
Reclassification adjustment for OTTI losses excluded from net income(2)	(65)	0	65	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	0	489,122	(550,176)	13,004	(48,050)
Balance, December 31, 2019	1,568	0	423,612	423,227	(482,134)	(76,914)	289,359
Reclassification due to implementation of ASU 2016-13 (6)	(1,568)	0	1,568	0	0	0	0
Net unrealized investment gains (losses) on investments arising during the period	0	616	416,479	0	0	(87,588)	329,507
Reclassification adjustment for (gains) losses included in net income	0	0	7,074	0	0	(1,486)	5,588
Reclassification due to allowance for credit losses recorded during the period	0	(616)	616	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	0	776,821	(866,097)	18,747	(70,529)
Balance, December 31, 2020	0	0	849,349	1,200,048	(1,348,231)	(147,241)	553,925
Net unrealized investment gains (losses) on investments arising during the period	0	2,951	(240,917)	0	0	50,016	(187,950)
Reclassification adjustment for (gains) losses included in net income	0	(8)	(24,986)	0	0	5,277	(19,717)
Reclassification due to allowance for credit losses recorded during the period	0	742	(742)	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	0	(216,963)	232,747	(3,333)	12,451
Balance, December 31, 2021	$0	$3,685	$582,704	$983,085	$(1,115,484)	$(95,281)	$358,709
(1)Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(4)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(5)"Other liabilities" primarily includes reinsurance payables.
(6)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance ("AZDOI"). It's subsidiary PLNJ is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Insurance and Banking. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $833 million, $(671) million and $262 million for the years ended December 31, 2021, 2020 and 2019, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $5,955 million and $1,461 million at December 31, 2021 and 2020, respectively. Prior year amounts have been updated to conform to finalized statutory filings where applicable.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. The Company must obtain approval from AZDOI prior to paying a dividend if the dividend, together with other dividend distributions made within the preceding twelve months, would exceed the lesser of 10% of statutory surplus or net gain from operations. Based on these limitations, there is a capacity to pay a dividend of $595 million in 2022 without prior approval. In December 2019, the Company paid a dividend of $250 million to its sole shareholder, Prudential Insurance, of which $146 million was an ordinary dividend and $104 million was recorded as a return of capital. The dividend was approved by the State of Arizona. The Company did not pay dividends to Prudential Insurance in 2021 and 2020.

13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2021, 2020 and 2019. The expense charged to the Company for the deferred compensation program was $4 million, $5 million and $6 million for the years ended December 31, 2021, 2020 and 2019, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $14 million, $17 million and $20 million for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $13 million, $18 million and $24 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $5 million, $7 million and $9 million for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $379 million, $529 million and $747 million for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $86 million, $76 million and $116 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $5,248 million at December 31, 2021 and $4,757 million at December 31, 2020. Fees related to these COLI policies were $56 million, $50 million and $48 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $20 million, $15 million and $14 million for the years ended December 31, 2021, 2020 and 2019, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $466 million and $111 million as of December 31, 2021 and 2020, respectively. "Net investment income" related to these ventures include gains of $39 million, $12 million and $9 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $374 million, $344 million and $341 million for the years ended December 31, 2021, 2020 and 2019, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $21 million, $11 million and $10 million for the years ended December 31, 2021, 2020 and 2019, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2021	2020
							(in thousands)
U.S. dollar fixed rate notes	2024	-	2032	0.00%	-	14.85%	$162,045	$111,970
Total long-term notes receivable - affiliated(1)							$162,045	$111,970
(1)All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2021 and 2020, and is included in “Other assets.” Revenues related to these loans was $4 million for each of the years ended December 31, 2021, 2020 and 2019, and are included in “Other income.”
Affiliated Commercial Mortgage Loan
The affiliated commercial mortgage loan included in "Commercial mortgage and other loans" at December 31, was as follows:

	Maturity Date	Interest Rate	2021
			(in thousands)
Affiliated Commercial Mortgage Loan	2025	4.60%	$73,412
This affiliated commercial mortgage loan was transferred from PALAC as part of the 2021 Variable Annuities Recapture. See Note 1 for details. The Company did not have any affiliated commercial mortgage loans outstanding at December 31, 2020.
The commercial mortgage loan shown above is carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. The Company reviews the performance and credit quality of the commercial mortgage on an on-going basis.
Accrued interest receivable related to the loan was $0.3 million at December 31, 2021 and is included in "Accrued investment income". Revenue was $1.7 million for the year ended December 31, 2021 and is included in "Net investment income."
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2021 and 2020, excluding those related to the 2021 Variable Annuities Recapture effective July 1, 2021, as described in Note 1.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
Prudential Insurance	March 2020	Purchase	Other Invested Assets	$1,390	$1,390	$0	$0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$61,953	$59,659	$(1,812)	$0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$3,485	$3,320	$(130)	$0
GA BV LLC	July 2020	Transfer Out	Fixed Maturities	$1,914	$1,914	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PALAC	June 2021	Purchase	Equities	$40,284	$40,284	$0	$0
Prudential Insurance	September 2021	Purchase	Fixed Maturities	$64,374	$59,642	$(3,739)	$0
Prudential Insurance	September 2021	Sale	Fixed Maturities	$37,887	$35,264	$2,073	$0
Hirakata LLC	September 2021	Purchase	Fixed Maturities	$13,944	$13,944	$0	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Purchase	Fixed Maturities	$120,256	$120,256	$0	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Sale	Fixed Maturities	$173,590	$166,427	$0	$7,163
Prudential Insurance	September 2021	Purchase	Commercial Mortgage and Other Loans	$45,358	$42,127	$(2,553)	$0
Prudential Insurance	September 2021	Sale	Commercial Mortgage and Other Loans	$22,796	$21,780	$802	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Purchase	Commercial Mortgage and Other Loans	$29,483	$29,483	$0	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Sale	Commercial Mortgage and Other Loans	$51,005	$47,020	$0	$3,985
Prudential Insurance	September 2021	Purchase	Derivatives	$600	$494	$(84)	$0
Prudential Insurance	September 2021	Sale	Derivatives	$335	$175	$127	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Purchase	Derivatives	$(1,243)	$(1,243)	$0	$0
Prudential Retirement Insurance & Annuity Co	September 2021	Sale	Derivatives	$2,846	$770	$0	$2,076
Prudential Arizona Reinsurance Universal Co.	November 2021	Purchase	Fixed Maturities	$41,021	$41,021	$0	$0
PALAC	November 2021	Purchase	Derivatives	$1,112	$1,112	$0	$0
PALAC	December 2021	Transfer in	Fixed Maturities	$2,037,320	$2,037,320	$0	$0
Prudential Universal Reinsurance Co.	December 2021	Purchase	Fixed Maturities	$48,041	$48,041	$0	$0
PALAC	December 2021	Purchase	Fixed Maturities	$57,087	$57,087	$0	$0
PALAC	December 2021	Transfer in	Commercial Mortgage and Other Loans	$517,309	$517,309	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Prudential Insurance	December 2021	Contributed Capital	Fixed Maturities	$166,676	$166,676	$0	$0
Prudential Retirement Insurance & Annuity Co	December 2021	Sale	Derivatives	$31,567	$0	$0	$31,567
Prudential Retirement Insurance & Annuity Co	December 2021	Purchase	Derivatives	$73,572	$73,572	$0	$0
PALAC	December 2021	Purchase	Derivatives	$8,455	$8,455	$0	$0

Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. The following table provides the breakout of the Company's short and long-term debt to affiliates as of December 31, 2021:

Affiliate	Date Issued	Amount of Notes - December 31, 2021	Amount of Notes - December 31, 2020	Interest Rate	Date of Maturity
		(in thousands)
Prudential Insurance	8/13/2021	$99,770	$0	4.39%	12/15/2023
Prudential Insurance	8/13/2021	29,931	0	4.39%	12/15/2023
Prudential Insurance	8/13/2021	100,348	0	3.95%	6/20/2024
Prudential Insurance	8/13/2021	40,139	0	3.95%	6/20/2024
Prudential Insurance	8/13/2021	50,174	0	3.95%	6/20/2024
Total Loans Payable to Affiliates		$320,362	$0
Effective August 2021, the affiliated long-term debt was transferred to the Company from PALAC based on the market value of $324 million. The Company recorded a premium of $24 million which will be amortized into earnings over the life of the loans.
The total interest expense to the Company related to loans payable to affiliates was $0.4 million, $0.7 million and $2.3 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Contributed Capital and Dividends
In January, July and December of 2021, the Company received capital contributions in the amount of $106 million and $3,813 million and $457 million, respectively, from Prudential Insurance. The December 2021 capital contribution includes $167 million of invested assets related to the Affiliated Reinsurance Agreement with PALAC. In June, September, and December of 2020, the Company received capital contributions in the amounts of $325 million, $75 million and $175 million, respectively, from Prudential Insurance. In December of 2019, the Company received a capital contribution in the amount of $6 million from Prudential Insurance.
In June 2021, there was a $34 million return of capital to Prudential Insurance associated with the financial guarantee related to the sale of Prudential of Taiwan. In 2020 the Company did not return capital.
In 2021 and 2020, the Company did not pay any dividends to Prudential Insurance. In 2019, the Company paid a dividend in the amount of $250 million to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2021 and 2020, the outstanding balances on these commitments were $121 million and $30 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.0 million as of both December 31, 2021, and 2020, which is a change of $0.0 million for both the years ended December 31, 2021 and 2020. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2021 and 2020, $753 million and $354 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for both the years ended December 31, 2021 and 2020.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Since 2001, the Company entered into an arrangement with Prudential of Taiwan as discussed in Note 9. In June 2021, PIIH completed the sale of Prudential of Taiwan. As a result of the sale, the Company has a financial guarantee to stand ready to perform in an event that both Prudential of Taiwan and the Buyer default and fail to perform their obligations to make payments to the policyholders. The Company has a liability of $34 million as of December 31, 2021, which represents the fair value of the guarantee and is amortized in revenue over a period which approximates the life of the underlying insurance in force. Since this obligation is not subject to limitations, it is not possible to determine the maximum potential amount due under this guarantee.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2021, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement. In June 2020, the court issued an order: (i) granting plaintiffs’ motion for certification of the settlement class; (ii) approving the proposed nationwide class settlement agreement; (iii) approving the class notice; (iv) awarding attorneys’ fees and costs to plaintiffs and a reduced incentive award to Behfarin; and (v) dismissing the action with prejudice, but maintaining jurisdiction over the settlement. This matter is now closed.
Moreland, Socorro v. PICA, et al.
In June 2020, a putative class action complaint entitled Socorro Moreland v. The Prudential Insurance Company of America; Pruco Life Insurance Company, was filed in the United States District Court for the Northern District of California, alleging that the Company failed to comply with California laws requiring that life insurance policies issued and delivered in California: (i) provide for a 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide a 30-day written notice of pending lapse; and (iii) notify policyowners of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California law, breach of contract, unfair competition, and bad faith violation of the implied covenant of good faith and fair dealing, and seeks unspecified damages, declaratory and injunctive relief. In August 2020, defendants filed an answer to the complaint and a motion to stay the action pending the California Supreme Court’s decision, in McHugh v. Protective Life Insurance, on the question of whether the California lapse statutes apply to policies that were in force when the statutes went into effect on January 1, 2013, or solely to policies issued after that date. The Moreland court granted defendants’ motion to stay in October 2020. Subsequently, in August 2021, the California Supreme Court in McHugh determined that the California lapse statutes apply to policies that were in force as of January 1, 2013. In October 2021, the Moreland court lifted the stay order.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Doyle C. Stone v. PFI, et al.
In February 2021, a putative class action complaint entitled Doyle C. Stone v. Prudential Financial, Inc., Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint asserts claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of contract, breach of fiduciary duty, breach of implied duty of good faith and fair dealing, misrepresentation and unjust enrichment, based on: (i) the Company’s alleged deficient identification, notification and payment practices for retirement plan participants in transferred group retirement, annuity and insurance plans (“Plan Participants”); and (ii) improper transfer of Plan Participant funds to its own accounts. The putative class includes all Plan Participants from January 2015 to the present. In April 2021, defendants filed a motion to dismiss the complaint. In June 2021, plaintiff filed a notice of voluntary dismissal of the complaint, without prejudice. In August 2021, plaintiff filed a new putative class action complaint in the United States District Court for the District of New Jersey (the “Second Complaint”), asserting claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of fiduciary duty, unjust enrichment and common law fraud. The putative class includes all Plan Participants from January 2015 until the present. In September 2021, defendants filed a motion to dismiss the Second Complaint. In November 2021, the court issued an order granting defendants’ motion and dismissed plaintiff’s: (i) fraud claims without prejudice; and (ii) breach of fiduciary duty and unjust enrichment claims with prejudice. In January 2022, plaintiff filed a Notice of Voluntary Dismissal With Prejudice that was approved by the Court. This matter is now closed.

Regulatory
Variable Products
The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial statements. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiary (the "Company") as of December 31, 2021 and 2020, and the related consolidated statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Change in Accounting Principle
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for credit losses on certain financial assets reported at amortized cost in 2020.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Guaranteed Benefit Features Associated with Certain Life and Annuity Products Included in the Liability for Future Policy Benefits

As described in Notes 2, 5, 7 and 8 to the consolidated financial statements, the Company issues certain life and annuity contracts which contain guaranteed benefit features. Certain of the guarantees associated with variable annuity contracts are accounted for as embedded derivatives and recorded at fair value, with changes in fair value recognized currently in earnings. As of December 31, 2021, the fair value of the obligations associated with these guarantees accounted for as embedded derivatives was $9.0 billion. As there is no observable active market for the transfer of these obligations, the valuations are calculated by management using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived non-performance risk under the contract, as well as actuarially determined assumptions, including mortality rates, lapse rates, benefit utilization rates and withdrawal rates. For certain life insurance and annuity products that include certain other contract features, including guaranteed minimum death benefits (“GMDB”) and no-lapse guarantees, additional policyholder liabilities are established when associated assessments are recognized. The liability for no-lapse guarantee features is grouped with GMDB features in Note 8. As of December 31, 2021, the additional liability for these contract features included in the liability for future policy benefits was $10.4 billion. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, benefit utilization rates, withdrawal rates, and premium pattern rates, as well as interest rate and equity market return assumptions, and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain life and annuity products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management to determine the valuation model for the benefit features accounted for as embedded derivatives in light of the valuation objective (fair value) given the lack of an observable market for these guarantees and to determine the aforementioned assumptions for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the model for embedded derivatives recorded at fair value and the aforementioned assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain life and annuity products included in the liability for future policy benefits, including controls over the model for the benefit features accounted for as embedded derivatives and development of the assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as embedded derivatives and additional policyholder liabilities. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed benefit features associated with certain life and annuity products included in the liability for future policy benefits, which included the involvement of professionals with specialized skill and knowledge to assist in evaluating (i) the appropriateness of management’s models and (ii) the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

Valuation of the Deferred Acquisition Costs Related to Universal Life and Variable Life Products and Fixed and Variable Deferred Annuity Products

As described in Notes 2 and 6 to the consolidated financial statements, the Company defers acquisition costs that relate directly to the successful acquisition of new and renewal insurance and annuity business to the extent such costs are deemed recoverable from future profits. As of December 31, 2021, a significant portion of the $6.8 billion of deferred policy acquisition costs ("DAC") are associated with certain universal and variable life products and fixed and variable deferred annuity products. DAC related to universal and variable life products and fixed and variable deferred annuity products is generally amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges. These margins are updated periodically based on historical and anticipated future experience. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts. The DAC balance is regularly adjusted with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in management’s projections of estimated future gross profits. DAC is subject to periodic recoverability testing.

The principal considerations for our determination that performing procedures relating to the valuation of DAC related to universal life and variable life products and fixed and variable deferred annuity products is a critical audit matter are (i) the significant judgment by management to determine the assumptions used in the projection of gross profits used to amortize DAC related to mortality rates, lapse rates, benefit utilization rates, withdrawal rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the “significant assumptions”), (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of DAC related to universal life and variable life products and fixed and variable deferred annuity products, including controls over the development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of DAC related to universal life and variable life products and fixed and variable deferred annuity products, which included the involvement of professionals with specialized skill and knowledge to assist in evaluating (i) the appropriateness of management’s models and (ii) the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the assumptions and testing that the assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 16, 2022

We have served as the Company's auditor since 1996.